UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Compass Minerals International, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

COMPASS MINERALS

2026

PROXY STATEMENT

Notice of Annual Meeting of Shareholders

www.virtualshareholdermeeting.com/CMP2026

March 5, 2026 9:00 a.m., Central time 9900 West 109th St Suite 100, Overland Park KS 66210 913.344.9200	NOTICE of Annual Meeting of Stockholders

TO OUR STOCKHOLDERS,
We cordially invite you to attend the 2026 annual meeting of stockholders of Compass Minerals International, Inc. We will be holding the annual meeting via live webcast.

WHEN Thursday, March 5, 2026 9:00 a.m., Central time

VIRTUAL MEETING www.virtualshareholdermeeting.com/CMP2026

RECORD DATE Only stockholders of record as of the close of business on January 12, 2026, may vote at the meeting or any postponements or adjournments of the meeting
January 23, 2026	By Order of the Board of Directors, James D. Hughes General Counsel and Corporate Secretary

With internet access, our virtual meeting makes it easy for all stockholders, regardless of location, to participate. At the meeting, our stockholders will be asked to consider and act upon the following items of business:

ITEMS OF BUSINESS

1.	Elect nine director nominees, each for a one-year term
2.	Approve, on an advisory basis, the compensation of our named executive officers
3.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026
4.	Consider any other business that may properly come before the meeting and any postponement or adjournment of the meeting

We are providing access to our proxy materials over the internet, which reduces the costs of printing and distributing our proxy materials as well as the environmental impact of our annual meeting.

YOUR VOTE IS VERY IMPORTANT.

Please vote regardless of whether or not you plan to attend our annual meeting.

If you would like more information, please see the Questions and Answers section of this Proxy Statement.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        1

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FIVE WAYS:

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or holder of record to see which voting methods are available to you.

BY MOBILE DEVICE Scan the QR code	ONLINE DURING THE ANNUAL MEETING Vote online during the Annual Meeting at www.virtualshareholder meeting.com/CMP2026	INTERNET Visit, 24/7, www.proxyvote.com	BY TELEPHONE Dial toll-free, 24/7, 1-800-690-6903	BY MAIL Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope

By submitting your proxy, you authorize James D. Hughes and Jared M. Campbell, both officers of Compass Minerals, to represent you and vote your shares at the meeting in accordance with your instructions. If you do not provide instructions, they will vote your shares consistent with the Board’s recommendations. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

2        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the annual meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        3

PROXY STATEMENT SUMMARY

We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and fiscal-year 2025 Annual Report before you vote.

2026 Annual Meeting of Stockholders

WHEN	VIRTUAL MEETING	RECORD DATE	VOTING
Thursday, March 5, 2026 9:00 a.m. Central time	www.virtualshareholdermeeting .com/CMP2026	Only stockholders of record as of the close of business on January 12, 2026, may vote	Stockholders of record are entitled to one vote per share of common stock

Voting Matters and our Board’s Recommendation

Items of Business		Board Vote Recommendation	Where to Find More Information
1	Elect nine director nominees, each for a one-year term	FOR each Director Nominee	16
2	Approve, on an advisory basis, the compensation of our named executive officers	FOR	37
3	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026	FOR	71

In addition to these matters, stockholders may be asked to vote on such other business as may properly come before our 2026 annual meeting of stockholders (the “Annual Meeting”).

Governance Overview // SEE PAGE  16

Our stockholders expect our board to:

●	oversee management performance,
●	ensure the long-term interests of stockholders are being served,
●	monitor risks and compliance with our policies, and
●	perform the duties and responsibilities assigned to our Board under our Bylaws, Corporate Governance Guidelines and the laws of the State of Delaware, our state of incorporation.

4        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Proxy Statement Summary

Governance Overview

To fulfill these responsibilities, our Board is committed to ensuring its members bring a diversity of skills, backgrounds, viewpoints and perspectives. We believe each of our directors have skills and qualifications that add to the overall effectiveness of our Board. The following table and charts introduce our director nominees. Additional information about each director’s background and experience can be found in the “Election of Directors” section of this Proxy Statement.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        5

Proxy Statement Summary

Nominees to Our Board of Directors

Nominees to Our Board of Directors

				Other Public Company Boards			Committee Memberships
Name and Principal Occupation	Age	Director since	Independent		Qualifications and Attributes		Audit*	Comp	EHS&S	NCG	CAT
EDWARD C. DOWLING, JR. President and CEO, Compass Minerals	70	2022		1	● Business Leader ● Industry Knowledge ● International Business ● Operations/EH&S	● Risk Management ● Sales and Marketing ● Strategy/M&A ● Sustainability/HCM
RUSSELL BALL Senior Advisor, Forge Resources Corporation	57	2025		1	● Business Leader ● Financial Expert ● Industry Knowledge ● International Business	● Risk Management ● Sales and Marketing ● Strategy/M&A
RICHARD P. DEALY Vice President – Permian Basin, ExxonMobil	59	2022		0	● Business Leader ● Financial Expert ● Industry Knowledge ● International Business ● Operations/EH&S	● Risk Management ● Sales and Marketing ● Strategy/M&A
GARETH T. JOYCE CEO, Wahoo Fitness	52	2021		0	● Business Leader ● International Business ● Operations/EH&S	● Risk Management ● Sales and Marketing ● Strategy/M&A ● Sustainability/HCM
DENISE MERLE Senior Vice President, Chief Administration Officer, and Chief Human Resources Officer, Weyerhaeuser Company	62	2025		1	● Business Leader ● Financial Expert ● Industry Knowledge ● Sustainability/ Human Capital Management	● Risk Management ● International Business ● Strategy/M&A ● Operations/EH&S
MELISSA M. MILLER Executive Vice President and Chief Human Resources Officer, Arconic Corporation	54	2022		1	● Business Leader ● International Business ● Risk Management	● Strategy/M&A ● Sustainability/HCM
JOSEPH E. REECE Managing Member, SilverBox Capital, LLC	64	2019		2	● Business Leader ● Financial Expert ● Industry Knowledge ● International Business	● Risk Management ● Sales and Marketing ● Strategy/M&A

6        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Proxy Statement Summary

Director Nominee Snapshot

				Other Public Company Boards			Committee Memberships
Name and Principal Occupation	Age	Director since	Independent		Qualifications and Attributes		Audit*	Comp	EHS&S	NCG	CAT
MARK ROBERTS Operating Advisor, White Mountain Partners, Inc.	62	2025		0	● Business Leader ● Industry Knowledge ● Operations/EH&S ● Sales & Marketing	● Risk Management ● International Business ● Strategy/M&A
DAVID SAFRAN President and CEO, Innovative Surface Solutions LP	54	2025		0	● Business Leader ● Industry Knowledge ● Operations/EH&S ● Sales & Marketing	● International Business ● Risk Management ● Strategy/M&A
Committee Chair	Committee Member	Non-Executive Chairman of the Board	Audit Committee financial expert

*	It is expected that Mr. Ball will assume the Chair position of the Audit Committee upon Ms. Walker’s departure from the Board.

Director Nominee Snapshot

INDEPENDENCE (NYSE STANDARDS)	AUDIT COMMITTEE EXPERTISE (SEC)
78%	100%
INCLUDING OUR CHAIRMAN	ALL DIRECTOR NOMINEES WHO ARE AUDIT COMMITTEE MEMBERS ARE CONSIDERED FINANCIAL EXPERTS
AGE	TENURE	BOARD REFRESHMENT
59	2.6	+7
AVERAGE AGE	AVERAGE TENURE	SEVEN OF OUR NOMINEES HAVE JOINED THE BOARD IN THE LAST FOUR YEARS

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        7

Proxy Statement Summary

Director Nominee Snapshot

Skills, Experience, and Attributes
Business/Functional Leader
Financial Expert
Industry Knowledge
International Business
Operations/Environmental, Health & Safety (EH&S)
!	Risk Management
Sales and Marketing
Strategy/M&A
Sustainability/Human Capital Management

8        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Proxy Statement Summary

Director Nominee Snapshot

Corporate Governance Highlights

Our Board of Directors places great value on strong governance controls and regularly evaluates and implements emerging best practices. Set forth below are key highlights of our corporate governance practices that are further discussed beginning on page 30 of this Proxy Statement.

Our Board annually reviews its size, composition and ability to function effectively with appropriate expertise and diversity of skills, backgrounds, viewpoints and perspectives.
In order to ensure Board refreshment, our Board amended our Corporate Governance Guidelines in 2021 to adopt term limits for directors.
Our Board amended our bylaws in 2020 to provide stockholders a proxy access right for director elections.
Our Board is led by a Non-Executive Chairman of the Board, and all of the Board’s committees are led by independent directors serving as chairs. Mr. Reece has been our Non-Executive Chairman of the Board since May 2021.
During fiscal 2025, each current director attended at least 75% of all Board meetings and meetings of each Board committee on which he or she served.
Of our director nominees, seven are men, two are women, eight are White/Caucasian and one is African American.
The independent directors held executive sessions after each Board and committee meeting during fiscal 2025.
Our Board oversees our enterprise risk management process for all executive officers.
The EHS&S Committee of our Board works closely with management to provide oversight of environmental, health, safety and sustainability matters impacting us to promote a culture that prioritizes safety, environmental stewardship and sustainability.
Our anti-hedging policy prohibits all directors, executive officers and employees from engaging in short sales of our securities; from buying, selling or investing in Company-based derivative securities; from entering into any hedging transactions with respect to our securities; or from engaging in comparable transactions.
Evaluations for our Board as a whole, each Board committee and each individual director are conducted annually.
All directors are in compliance with our Stock Ownership Guidelines, which require significant ownership of our common stock.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        9

Proxy Statement Summary

Compensation Overview

Compensation Overview // SEE PAGE 37

Advisory Approval of Executive Compensation

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers (“NEOs”), commonly referred to as a “say-on-pay” vote. Our Board and the Compensation Committee value the opinions expressed by our stockholders and will consider the results of this say-on-pay vote when evaluating our executive compensation program in the future.

The results of the annual stockholder say-on-pay vote help inform the Compensation Committee on the views of stockholders. The Compensation Committee considers the results of the say-on-pay vote and stockholder feedback when designing and making decisions regarding our executive compensation program. In the 2025 say-on-pay vote, we received 93% support from stockholders.

Fiscal 2025 Company Performance and Other Highlights

In fiscal 2025, we achieved the following financial results:

●	Generated fiscal 2025 consolidated revenue of $1.244 billion.
●	Adjusted EBITDA of $199 million(1).
●	Reduced net debt by $125 million year-over-year.
●	Generated free cash flow of $128 million(2).

(1)	Adjusted EBITDA = EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization) modified by adding back one-time, non-recurring, or non-operational expenses. Compass utilizes Executive Transition, Legal, Other SG&A, and Other COGs to categorize these one-time expenses.
(2)	Free cash flow = Operating cash flow less investing cash flow as reflected on the Company’s Statement of Cash Flows excluding all proceeds from acquisitions and divestitures.

Throughout fiscal 2025, we remained focused on strong execution within the core Salt and Plant Nutrition businesses.

We are guided on this journey through our ongoing commitment to building a sustainable culture, meeting customer expectations and leveraging our advantaged assets to create long-term value for our stockholders.

10        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Proxy Statement Summary

Compensation Overview

Culture

Our continued focus on improving organizational health helps to ensure that our workforce is engaged, supported and equipped to fulfill the needs of our customers. We prioritize safe and healthy work practices, striving toward our Company’s ultimate goal of zero harm, which includes zero injuries to employees and contractors as well as zero environmental incidents. We strive to always operate as responsible stewards of the environment.

At Compass Minerals, we believe that everyone has a voice and every voice matters. We hire, promote and retain people with different skills, backgrounds and experiences, which strengthens our culture and brings a wider range of perspectives to help solve critical issues. And we invest in the development of our employees by offering training and development opportunities. To promote inclusion, belonging and alignment with our culture, we support our employee resource groups, which are each accessible to all employees and offer opportunities for mentoring, development and engagement while also helping to drive business results.

Additionally, we engage as active participants in the communities where we live and work through collaboration, charitable support and employee volunteerism.

Value

We operate several unique, high-quality assets that are irreplaceable in their served markets and have tremendous intrinsic value. Compass Minerals continues to focus on strong execution within the core Salt and Plant Nutrition businesses.

Leadership Changes

Mr. Cathey, who had been serving as Chief Financial Officer, resigned from that position on January 27, 2025. Mr. Cathey was not entitled to severance payments under our Executive Severance Plan. Mr. Cathey entered into an Independent Contractor Services Agreement, pursuant to which he assisted the Company for three months. Mr. Cathey’s Independent Contractor Services Agreement terminated on April 25, 2025.

Effective January 28, 2025, the Company appointed Mr. Fjellman as its new Chief Financial Officer.

Mr. Merrin was appointed as Chief Operations Officer, effective on March 3, 2025

On March 25, 2025, Ms. Hood ceased to serve as Chief Supply Chain Officer. She was entitled to receive severance payments under the Executive Severance Plan.

Mr. Nichols was promoted from Chief Sales Officer to Chief Commercial Officer on March 25, 2025.

Effective June 26, 2025, Mary L. Frontczak ceased to serve as Chief Legal and Administrative Officer and Corporate Secretary. She did not receive any severance payments under the Executive Severance Plan.

Also effective June 26, 2025, James D. Hughes assumed the role of General Counsel and Corporate Secretary of the Company on an interim basis and was promoted to Vice President, General Counsel effective November 1, 2025.

Ms. Tills was appointed as Chief Human Resources Officer, effective on September 11, 2025

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        11

Proxy Statement Summary

Compensation Overview

Key Executive Compensation Highlights and Practices

Our executive compensation program is designed to promote stockholder interests by aligning our compensation with the realization of our business objectives and stockholder value. Set forth below are key highlights of our executive compensation program that are further discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement.

	Pg.		Pg.
Appropriately aligns pay and performance, with a significant portion of executive compensation being at-risk	42	Compensation programs designed to mitigate undue risk-taking and receive an annual compensation risk assessment	56
Performance based compensation constituted 53% of the total direct compensation of our CEO and 46% of total direct compensation for our other NEOs	42	Independent consultant assists the Board of Directors’ Compensation Committee on executive compensation matters	55
Long-term incentive program is weighted 50% performance-based awards.	46	Compensation benchmarked against relevant industry peer group	55
Annual incentive program motivates and rewards for achievement of near-term priorities, consistent with our annual operating plan	46	Rigorous stock ownership guidelines and retention requirements	32
Annual incentive program payout is capped at 200% of target	46	Prohibits repricing of underwater stock options	56
Say-on-pay vote result and disclosures	43	Robust clawback policies	56
Double-trigger change in control severance provisions	56	Anti-hedging and pledging policy	32

12        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Proxy Statement Summary

About Compass Minerals

About Compass Minerals

Compass Minerals (NYSE: CMP) is a leading global provider of essential minerals focused on safely delivering where and when it matters to help solve nature’s challenges for customers and communities. Our salt products help keep roadways safe during winter weather and are used in numerous other consumer, industrial, chemical and agricultural applications. Our plant nutrition products help improve the quality and yield of crops while supporting sustainable agriculture. Compass Minerals operates 12 production and packaging facilities with more than 1,800 employees throughout the U.S., Canada and the U.K. Visit compassminerals.com for more information about our Company and products.

Corporate Responsibility

We approach our sustainability work through a fundamental commitment to four key pillars: safety, growth, transparency and stewardship. Together, these pillars form our sustainability compass, guiding our decisions and business practices across all aspects of our Company.

We have a clear vision of our Core Purpose, “THROUGH THE RESPONSIBLE TRANSFORMATION OF EARTH’S NATURAL RESOURCES, WE HELP KEEP PEOPLE SAFE, FEED THE WORLD AND ENRICH LIVES EVERY DAY.”

THE 4 PILLARS OF OUR SUSTAINABILITY COMPASS

●	Safety: Striving toward zero harm, our highest priority is ensuring the health and safety of our employees and communities in which we operate.
●	Growth: We work to enable sustainable, profitable growth by maximizing the value and efficiency of our production assets, investing in our people, driving innovation and exceeding customer expectations.
●	Transparency: Firmly committed to a culture of trust, transparency and accountability, we seek open and honest communication with our stakeholders, while showing respect for diversity in all its forms.
●	Stewardship: We honor our responsibility to serve as good stewards of the natural resources we rely on to produce, manufacture and market essential mineral products, minimize the impact we have on our environment, and recognize the markets we serve may be impacted by a changing climate.

As we build our Company, serve our customers, innovate and bring products to market, we always keep this compass in mind. Our Board as a whole reviews our sustainability reporting, targets and goals, as well as our progress toward achieving them, at least once each year.

Our 2024 ESG Report aligns with leading sustainability reporting frameworks, including Global Reporting Initiative (“GRI”) Standards, the Sustainability Accounting Standards Board (“SASB”) and Greenhouse Gas Protocol. We have also looked to the Task Force on Climate-related Financial Disclosures (“TCFD”) and U.N. Sustainable Development Goals (“SDGs”) to help inform our reporting.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        13

Proxy Statement Summary

About Compass Minerals

HIGH PERFORMANCE

VALUE CREATION

COLLABORATION

RESPECT

INTEGRITY

COMPASS

— TO THE —

CORE

OUR CORE PURPOSE

At Compass Minerals, our work is essential. Through the responsible transformation of Earth’s natural resources, every day we help:

»    keep people safe,

»    feed the world, and

»    enrich lives.

We embrace this responsibility with a passion for quality, consistency and reliability. What we do each day makes a real difference.

OUR CORE VALUES

Our Core Values of Integrity, Respect, Collaboration, Value Creation and High Performance help empower us to fulfill our mission. They guide our decisions and actions. By practicing these behaviors every day, we can all contribute to the success of Compass Minerals. Not only do our Core Values serve as daily guidelines, they help us:

»    perform to our potential,

»    deliver on our customers’ expectations,

»    sustainably manage our operations and

»    partner better with one another.

We are each responsible for knowing, living and demonstrating our Core Values in everything we do.

INTEGRITY We operate in a fair and transparent manner, embracing the highest ethical standards in everything we do.
RESPECT We are committed to creating a diverse, safe and inclusive organization where all are treated with dignity.
COLLABORATION We accomplish more through cooperation and teamwork.
VALUE CREATION We deliver the best possible results for our customers and shareholders in a manner that respects the resources entrusted to us.
HIGH PERFORMANCE We achieve excellence through initiative, accountability and superior results.

14        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Proxy Statement Summary

About Compass Minerals

Our proxy materials include this Proxy Statement, our Fiscal Year 2025 Annual Report to Stockholders (the “Annual Report”), which consists of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, as well as the proxy card or a voting instruction form. The Annual Report and the information contained on our website do not constitute a part of the proxy solicitation materials and are not incorporated by reference into this Proxy Statement.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the annual meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        15

GOVERNANCE

PROPOSAL 1

ELECTION OF DIRECTORS

2025 Board Refreshment

Our Board of Directors currently consists of 12 directors.

●	The size of our Board was increased from eight to twelve directors in calendar 2025 with the appointments of Russell Ball, Denise Merle, Mark Roberts, and David Safran, all in December. Each of Mr. Ball, Ms. Merle, Mr. Roberts and Mr. Safran’s nominations were recommended by a third-party search firm.
Consistent with the term limits contained in the Corporate Governance Guidelines, Lori A. Walker will not stand for re-election at the Annual Meeting. During her 10-year tenure on our Board, Ms. Walker served the Company and our stockholders faithfully, and the Board wishes to thank Ms. Walker for her service and contributions to Compass Minerals.
●	Ms. Walker has served as the Chair of the Audit Committee since 2016 and the Company expects that Russell Ball will assume the Chair position upon Ms. Walker’s departure from the Board.
●	Shane T. Wagnon and Vance O. Holtzman are not seeking reelection and have delivered their resignation to the Board, effective March 5, 2026. Mr. Wagnon and Mr. Holtzman served the Company and our stockholders faithfully, and the Board wishes to thank Mr. Wagnon and Mr. Holtzman for their service and contributions to Compass Minerals.
●	Joseph E. Reece has served as the Chairman of the Board since 2021 and will stand for reelection at the 2026 Annual Meeting, but is expected not to seek reelection at the 2027 Annual Meeting.

Current Nominees

Our Board of Directors recommends nine nominees—all incumbent directors—for election to the Board for one-year terms ending at our next annual meeting of stockholders, or until a successor is duly elected and qualified or a director’s earlier death, resignation or removal. Effective as of the Annual Meeting date, the Board will be reduced to nine members. On the following pages, we summarize the nominees’ respective professional backgrounds and the skills that made them desirable additions to our Board.

Each nominee, other than Mr. Ball, Ms. Merle, Mr. Roberts and Mr. Safran, was previously elected at a Compass Minerals annual meeting of stockholders. Each nominee has consented to being named in this Proxy Statement and has agreed to serve, if elected. If a nominee is unable to stand for election, our Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected for any nominee, the proxy holders will vote your shares for the substitute nominee.

Vote Required

Each director will be elected by the affirmative vote of a majority of the votes cast at the meeting with respect to that director nominee. This means that each nominee will be elected if the number of votes cast FOR the nominee’s election exceeds the votes cast AGAINST the nominee’s election. Abstentions and broker non-votes will have no effect on the election of any nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE 9 DIRECTOR NOMINEES.

16        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Fiscal 2026 Nominees for Director

Fiscal 2026 Nominees for Director

EDWARD C. DOWLING, JR.	PRESIDENT AND CEO, COMPASS MINERALS INTERNATIONAL, INC.

Age 70 Director since ● 2022 Committees ● Environmental, Health, Safety and Sustainability

PROFESSIONAL BACKGROUND

●   Became President and CEO of Compass Minerals in January 2024.

●   Has over 30 years of mining experience, including as President and CEO of Alacer Gold Corp., a gold producer, from 2008 to 2012, and Chairman from 2013 to 2020. Previously, was President and CEO of Meridian Gold Inc., a gold and silver producer, from 2006 to 2007.

●   Served as Executive Director for Mining and Exploration at De Beers S.A., a diamond producer, from 2004 to 2006.

●   Served as Executive Vice President for Operations at Cleveland-Cliffs, Inc., an iron miner and steelmaker, from 1998 to 2004.

●   Previously served as chairman of the boards of Polyus Open Joint Stock Company and Copper Mountain Mining.

QUALIFICATIONS

Mr. Dowling has:

(i)

extensive experience in the mining industry;

(ii)

substantial leadership and operational experience in complex, international businesses, which includes leadership positions based in multiple countries;

(iii)

extensive experience in advancing growth strategies, including mergers, divestitures and acquisitions;

(iv)

a strong background in human resources and talent development as well as compensation practices; and

(v)

recognized leadership in driving safety, environmental and sustainability improvements.

Mr. Dowling’s leadership and strong strategic focus provide our Board with the insight necessary to strategically plan for the Company’s long-term success. He also provides valuable insight into our operations, management and culture, providing an essential link between management and the Board on management’s perspectives.

	OTHER CURRENT PUBLIC COMPANY BOARDS ● Wesdome Gold Mines Ltd.	PRIOR PUBLIC COMPANY BOARDS ● Copper Mountain Mining Corp. ● Teck Resources Ltd.

MR. DOWLING’S QUALIFICATIONS AND ATTRIBUTES

Business/Functional Leader	International Business	Risk Management	Strategy/M&A
Industry Knowledge	Operations/EH&S	Sales and Marketing	Sustainability/Human Capital Management

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        17

Governance

Fiscal 2026 Nominees for Director

RUSSELL BALL	SENIOR ADVISOR, FORGE RESOURCES CORPORATION

Age 57 Independent Director since ● 2025 Committees ● Audit (Chair), effective following the Annual Meeting ● Capital Allocation & Technical

PROFESSIONAL BACKGROUND

●   Senior Advisor at Forge Resources Corporation since 2024, and Advisor at Terra Balcanica Resources Corporation since 2022.

●   From 2019 to 2021, Mr. Ball served as President and Chief Executive Officer of Calibre Mining Corporation, overseeing the acquisition of two gold mines in Nicaragua. Prior to his appointment as CEO, he served as Executive Chairman.

●   Prior to joining Calibre Mining Corporation, he served as Executive Vice President, Corporate Development, and Chief Financial Officer at Goldcorp Inc.

QUALIFICATIONS

Mr. Ball has:

(i)

extensive experience in mining and international financial executive with broad knowledge of financial controls and systems;

(ii)

strategic acquisition/divestment expertise; and

(iii)

a strong background in strategic planning, investor relations, project assessment by leveraging his three decades of experience.

Mr. Ball’s extensive financial leadership experience in global, publicly traded companies, knowledge of financial controls and systems and risk management make him a valuable member of our Board.

OTHER CURRENT PUBLIC COMPANY BOARDS ● Theis Gold Inc.

MR. BALL’S QUALIFICATIONS AND ATTRIBUTES

Business/Functional Leader	Risk Management	Industry Knowledge	Financial Expert
International Business	Strategy/M&A	Sales and Marketing

RICHARD P. DEALY	VP – PERMIAN BASIN, EXXONMOBIL

Age 59 Independent Director since ● 2022 Committees ● Audit ● Compensation (Chair)

PROFESSIONAL BACKGROUND

●   Vice President – Permian Basin of ExxonMobil, an oil and gas corporation, since May 2024.

●   Served as Chief Executive Officer of Pioneer Natural Resources from January 2024 through May 2024, President and Chief Operating Officer from 2020 through 2023, Executive Vice President and Chief Financial Officer from 2004 through 2020, Vice President and Chief Accounting Officer from 1998 to 2004, and Vice President and Controller from 1997 to 1998.

●   Joined Parker & Parsley, a predecessor of Pioneer Natural Resources, in 1992 and was promoted to Vice President and Controller in 1996.

●   Mr. Dealy is a Certified Public Accountant and was employed by KPMG LLP before joining Parker & Parsley.

QUALIFICATIONS

Mr. Dealy has:

(i)

extensive operating and managerial experience in complex businesses;

(ii)

proven financial expertise and knowledge of financial costs and systems;

(iii)

a strong background in strategy and mergers, acquisitions and divestitures; and

(iv)

experience in setting and communicating sustainability strategy.

Mr. Dealy’s operating and managerial acumen, financial experience, expertise in mergers and acquisitions and knowledge of sustainability strategy make him a valuable member of our Board.

MR. DEALY’S QUALIFICATIONS AND ATTRIBUTES

Business/Functional Leader	Industry Knowledge	Risk Management	Strategy/M&A
Financial Expert	Operations/EH&S	Sales and Marketing	International Business

18        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Fiscal 2026 Nominees for Director

GARETH T. JOYCE	CEO, WAHOO FITNESS

Age 52 Independent Director since ● 2021 Committees ● Environmental, Health, Safety and Sustainability (Chair) ● Nominating/Corporate Governance ● Capital Allocation & Technical (Chair)

PROFESSIONAL BACKGROUND

●   Chief Executive Officer of Wahoo Fitness, a fitness technology company since March 2024.

●   Served as Chief Executive Officer of Proterra Inc. from 2021 through March 2024, President during 2021 and as President, Proterra Powered and Energy, from 2020 to 2021.

●   Served at Delta Airlines Inc., an international airline, as Chief Sustainability Officer in 2020; Senior Vice President, Airport Customer Service, and President, Delta Cargo, from 2017 to 2020; and President, Delta Cargo, from 2016 to 2017.

●   From 2004 to 2016, held roles of increasing responsibility at Daimler AG, an international automobile manufacturer, including as President and Chief Executive Officer, Mercedes-Benz Canada, and Vice President, Customer Service, Mercedes-Benz USA.

QUALIFICATIONS

Mr. Joyce has:

(i)

substantial leadership and operational experience in complex, international businesses, which includes leadership positions based in multiple countries;

(ii)

proven expertise in sustainability; and

(iii)

experience in strategic planning, customer service, sales and general management.

Mr. Joyce’s extensive management experience and expertise in sustainability make him a valuable member of our Board.

MR. JOYCE’S QUALIFICATIONS AND ATTRIBUTES

Business/Functional Leader	Operations/EH&S	Sales and Marketing	Sustainability/Human Capital Management

International Business	Risk Management	Strategy/M&A

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        19

Governance

Fiscal 2026 Nominees for Director

DENISE MERLE	SENIOR VICE PRESIDENT, CAO, CHRO, WEYERHAEUSER COMPANY

Age 62 Independent Director since ● 2025 Committees ● Audit ● Compensation ● Nominating/ Corporate Governance

PROFESSIONAL BACKGROUND

●   Senior Vice President and Chief Administration Officer of Weyerhaeuser Company a global Timber and Forest Products REIT since 2018. Global oversight of Human Resources, IT & Innovation, Cybersecurity, Government Affairs, EH&S, Sustainability and Communications.

●   Previously was Senior Vice President of Investor Relations, IT and Chief Human Resources Officer for Weyerhaeuser from 2014 to 2018.

●   Held multiple leadership roles of increasing responsibility in finance, corporate governance, strategy and HR including Chief of Internal Audit and Risk Management.

QUALIFICATIONS

Ms. Merle has:

(i)

extensive experience in human resources, finance, internal audit, and strategic long-term planning;

(ii)

experience in information technology, cyber security, sustainability and safety, and communications, and

(iii)

a strong background in managing union negotiations and disputes.

Ms. Merle’s extensive financial leadership experience, strong background in development and execution of a human resources strategy and knowledge of technologic systems and investor relations make her a valuable member of our Board.

OTHER CURRENT PUBLIC COMPANY BOARDS ● Mynd.ai, Inc.

MS. MERLE’S QUALIFICATIONS AND ATTRIBUTES

Business/Functional Leader	Financial Expert	Risk Management	Strategy/M&A
Sustainability/Human Capital Management	International Business	Industry Knowledge	Operations/EH&S

MELISSA M. MILLER	EVP AND CHIEF HR OFFICER, ARCONIC CORPORATION

Age 54 Independent Director since ● 2022 Committees ● Compensation ● Nominating/Corporate Governance (Chair)

PROFESSIONAL BACKGROUND

●   Executive Vice President and Chief Human Resources Officer of Arconic Corporation, which specializes in lightweight metals engineering and manufacturing, since it separated from Arconic, Inc. in 2020.

●   Previously was Vice President of Human Resources for Arconic, Inc.’s Global Rolled Products businesses from 2017 to 2020 and of its Transportation and Construction Systems businesses from 2016 to 2017.

●   Held multiple leadership roles with a broad spectrum of progressive HR responsibilities at Arconic’s predecessor, Alcoa, from 2005 to 2016, including as Director, Global Human Resources, Building and Construction Systems from 2011 to 2016.

●   Prior to joining Alcoa, Ms. Miller worked in several HR-related roles at Marconi (formally known as FORE systems) for more than seven years.

QUALIFICATIONS

Ms. Miller has:

(i)

comprehensive management experience in large, publicly traded international companies;

(ii)

a strong background in human resources and talent development as well as compensation practices;

(iii)

experience in the development and execution of a human resources strategy; and

(iv)

substantial diversity and inclusion leadership skills.

Ms. Miller’s extensive management experience and distinctive knowledge of compensation and corporate benefits make her a valuable member of our Board.

OTHER CURRENT PUBLIC COMPANY BOARDS ● Metallus Inc.

MS. MILLER’S QUALIFICATIONS AND ATTRIBUTES

Business/Functional Leader	International Business	Strategy/M&A
Risk Management	Sustainability/Human Capital Management

20        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Fiscal 2026 Nominees for Director

JOSEPH E. REECE	MANAGING MEMBER, SILVERBOX CAPITAL, LLC

Age 64 Independent Director since ● 2019 Non-Executive Chairman of the Board Committees ● Audit ● Compensation ● Nominating/ Corporate Governance

PROFESSIONAL BACKGROUND

●   Managing Member of SilverBox Capital, LLC, an alternative investment manager that he co-founded, and its predecessors since 2015.

●   Previously served as Executive Vice Chairman and Head of UBS Securities LLC’s Investment Bank for the Americas from 2017 to 2018 and on the board of directors for UBS Securities LLC.

●   Served as a consultant to BDT & Company from October 2019 to November 2021.

●   Served in roles of increasing responsibility at Credit Suisse from 1997 to 2015, including as Global Head of Equity Capital Markets and Co-Head of Credit Risk.

●   Practiced law for ten years, including at the law firm Skadden, Arps, Slate, Meagher & Flom LLP and at the Securities and Exchange Commission (the “SEC”).

QUALIFICATIONS

Mr. Reece has:

(i)

demonstrated executive leadership with global investment banking firms;

(ii)

extensive capital markets experience;

(iii)

substantial mergers, acquisition and investment experience, including in the mining and natural resources sectors; and

(iv)

a strong understanding of corporate governance and securities laws.

Mr. Reece’s extensive leadership experience in investment banking combined with his proven expertise in capital markets, strategy and mergers and acquisitions make him a valuable member of our Board and effective leader as Non-Executive Chairman of the Board.

OTHER CURRENT PUBLIC COMPANY BOARDS ● NCR Atleos, Inc. ● Americold Realty Trust, Inc.

PRIOR PUBLIC COMPANY BOARDS

●   Atlas Technical Consultants, Inc.

●   Boxwood Merger Corp.

●   CST Brands, Inc.

●   Del Frisco’s Restaurant Group, Inc.

●   LSB Industries, Inc.

●   NCR Corporation

●   Quotient Technology Inc.

●   RumbleOn, Inc.

●   SilverBox Engaged Merger Corp.

MR. REECE’S QUALIFICATIONS AND ATTRIBUTES

Business/Functional Leader	Industry Knowledge	Risk Management	Strategy/M&A
Financial Expert	International Business	Sales and Marketing

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        21

Governance

Fiscal 2026 Nominees for Director

MARK ROBERTS	OPERATING ADVISOR, WHITE MOUNTAINS PARTNERS, INC.

Age 62 Independent Director since ● 2025 Committees ● Capital Allocation & Technical ● Environmental, Health, Safety and Sustainability ● Nominating/Corporate Governance

PROFESSIONAL BACKGROUND

●   Operating Advisor of White Mountain Partners, Inc. since 2025.

●   From 2022 to 2023, he was a Senior Advisor at McKinsey & Company, Inc.

●   From 1992 to 2021, he served at K+S AG, a publicly traded German-based Global producer of salt, potash, and other agricultural minerals, where he held a number of senior level positions including Chief Operating Officer and Member of the Board of Executive Directors.

●   He also served as the Chief Executive Officer of both International Salt Company and Morton Salt, Inc., both K+S Group companies.

QUALIFICATIONS

Mr. Roberts has:

(i)

leadership experience in large and complex international businesses;

(ii)

extensive experience in the mining industry, specifically in salt and potash;

(iii)

a strong background in sales and marketing, strategy development and execution, acquisitions and divestitures, and capital investments; and

(iv)

a successful track record of driving safety and operational improvement initiatives.

Mr. Robert’s extensive leadership experience in an international, publicly traded salt and potash business make him a valuable member of our Board.

MR. ROBERTS’S QUALIFICATIONS AND ATTRIBUTES

Business/Functional Leader	International Business	Strategy/M&A	Sales and Marketing
Industry Knowledge	Risk Management	Operations/EH&S

DAVID SAFRAN	PRESIDENT AND CEO, INNOVATIVE SURFACE SOLUTIONS LP

Age 53 Director since ● 2025 Committees ● Environmental, Health, Safety and Sustainability ● Capital Allocation & Technical

PROFESSIONAL BACKGROUND

●   President and Chief Executive Officer of Innovative Surface Solutions LP since 2023.

●   Co-founder at Euclid Capital Ltd. since 2018.

●   From 2009 to 2016, he served as Chief Executive Officer of Kissner Milling Co. Ltd. In his first year at Kissner, he completed three key acquisitions.

●   Currently serves on the board of directors of Innovative Surface Solutions, a private company.

QUALIFICATIONS

Mr. Safran has:

(i)

leadership and management experience in complex businesses;

(ii)

history of creating significant cost savings and increased profitability; and

(iii)

substantial experience in corporate finance, business strategy, and mergers and acquisitions.

Mr. Safran’s industry knowledge and leadership and strategic experience make him a valuable member of our Board.

MR. SAFRAN’S QUALIFICATIONS AND ATTRIBUTES

Business/Functional Leader	Operations/EH&S	Sales and Marketing	International Business
Industry Knowledge	Risk Management	Strategy/M&A

22        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Board of Directors and Board Committees

Board of Directors and Board Committees

Role of the Board of Directors

Our Board is elected by our stockholders to oversee our management, to help ensure we meet our responsibilities to our stockholders, and to build long-term growth in stockholder value. Beyond its general oversight of management, our Board performs a number of critical roles in:

●	our strategic planning process;
●	our enterprise risk management processes; and
●	selecting the CEO.

Our Board has adopted Corporate Governance Guidelines, which are available on our website at compassminerals.com.

Board Leadership

JOSEPH E. REECE
Age 64 Independent Non-Executive Chairman of the Board since May 18, 2021

OUR BOARD IS LED BY A NON-EXECUTIVE CHAIRMAN OF THE BOARD, WHO MUST BE AN INDEPENDENT DIRECTOR.

Mr. Reece has been serving as our Non-Executive Chairman of the Board since May 18, 2021, and has been a member of our Board since March 6, 2019.

Under our Corporate Governance Guidelines, the Non-Executive Chairman of the Board’s duties and responsibilities include:

●   Acting as an adviser to the CEO;

●   Establishing Board meeting agendas and the appropriate schedule of Board meetings, in consultation with the CEO, and considering agenda items suggested by independent and non-employee directors;

●   Directing that specific information be included in Board materials delivered in advance of Board meetings and working with Board committees to assess the quality, quantity and timeliness of the flow of information from management to the Board;

●   Presiding at all Board and stockholder meetings;

●   Developing and establishing the agenda for, and presiding at, executive sessions of the Board’s independent and non-employee directors;

●   Acting as the principal liaison between the independent directors and the CEO;

●   Working with the Nominating/Corporate Governance Committee (the “Governance Committee”) to recommend to the Board the membership of the Board committees and Board committee chairs;

●   Leading the annual evaluation of the CEO (in conjunction with the Compensation Committee), the Board, the Board committees and individual directors;

●   Calling meetings of the independent and non-employee directors;

●   Being available to advise the committee chairs in fulfilling their designated roles and responsibilities; and

●   Being the external spokesperson for the Board and available for communication with stockholders, upon reasonable request.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        23

Governance

Board of Directors and Board Committees

Our Board regularly considers whether our leadership structure is appropriate and has concluded that separating the Chairman and CEO roles is appropriate. In particular, this leadership structure clarifies the individual roles and responsibilities of the CEO and Chairman, streamlines decision making and enhances accountability. Mr. Reece has in-depth knowledge of the issues, challenges and opportunities facing Compass Minerals, expertise in capital markets and strategy, and proven leadership capabilities. As a result, our Board believes he has all of the qualities necessary to be an effective leader as Non-Executive Chairman of the Board. The Board believes the current structure appropriately allows full discussion of significant issues, supported by input from our management and non-employee directors.

Our Corporate Governance Guidelines include a succession plan for our Non-Executive Chairman of the Board. Specifically, in the event our Non-Executive Chairman of the Board is unable to serve in this capacity, the most tenured independent director would serve as the Non-Executive Chairman of the Board until the Board members select a new Non-Executive Chairman of the Board.

Director Independence

Our Board evaluates the independence of its members at least annually and at other appropriate times when a change in circumstances could potentially impact the independence of a director (for example, if a director changes employment). In making independence determinations, our Board applies the independence requirements of the New York Stock Exchange (“NYSE”). Under NYSE rules, directors are independent if they do not have a disqualifying relationship, as described in NYSE rules. Our Board affirmatively determines that each independent director has no material relationship with us, either directly or as an officer, stockholder or partner of an organization that has a relationship with us.

INDEPENDENT 67%
As a result of its independence evaluation, our Board determined that each of our current directors is an independent director, other than Mr. Dowling, our CEO, Mr. Safran, the CEO of Innovative Surface Solutions, a company that supplies salt-treatment materials to the Company, and Mr. Holtzman and Mr. Wagnon, who were designated for appointment by Koch Minerals & Trading LLC (“KM&T”), our largest stockholder.

Board and Committee Meetings, Executive Sessions and Attendance

Our Board is active and engaged. Board agendas are set in advance by the Non-Executive Chairman of the Board to ensure appropriate topics are covered and there is sufficient time for discussion. Directors receive comprehensive materials in advance of Board and Board committee meetings and are expected to review these materials in advance of meetings to ensure our meetings are focused on active discussions instead of lengthy presentations.

Our Board meets regularly throughout the year and held nine meetings in fiscal 2025. Under our Corporate Governance Guidelines, our Board is required to hold at least four executive sessions per year with independent and non-employee directors, without the CEO or other Company employees present. The Non-Executive Chairman of the Board is responsible for coordinating, developing the agenda for, and presiding at these executive sessions. Our independent directors held executive sessions, without the CEO or other Company employees present, after each regularly scheduled meeting in fiscal 2025.

During fiscal 2025, each then-current director attended at least 75% of all Board meetings and meetings of each Board committee on which he or she served during the period he or she was on the Board or Board committee. Under our Corporate Governance Guidelines, directors are expected to attend each annual meeting of stockholders; all of our current directors who were serving at the time attended our March 2025 annual meeting of stockholders.

24        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Board of Directors and Board Committees

The membership of each standing Board committee as of the date of this Proxy Statement and the number of fiscal 2025 meetings of the Board and each standing Board committee are shown in the following table.

		Committee Memberships
Directors	Independent	Audit	Compensation	EHS&S	Nominating/ Corporate Governance	Capital Allocation & Technical
Edward C. Dowling, Jr.
Russell Ball
Richard P. Dealy
Vance O. Holtzman
Gareth T. Joyce
Denise Merle
Melissa M. Miller
Joseph E. Reece
Mark Roberts
David Safran
Shane T. Wagnon
Lori Walker
Fiscal 2025 Meetings	Board - 10	8	7	4	4	0(1)
Committee Chair	Committee Member	Non-Executive Chairman of the Board	Audit Committee Financial Expert

(1)	The Capital Allocation and Technical Committee was formed effective December 18, 2025.

Board Committees

Our Board has five standing committees:

●	the Audit Committee;
●	the Compensation Committee;
●	the Nominating/Corporate Governance Committee;
●	the Environmental, Health, Safety and Sustainability Committee; and
●	the Capital Allocation and Technical Committee.

Each standing Board committee operates under a written charter adopted by our Board, which is available on the Investor Relations section of our website at www.compassminerals.com.

Each Board committee has the authority to retain advisors, at the Company’s expense, to help the committee perform its functions. At each regularly scheduled Board and Board committee meeting, our independent directors held executive sessions, without the CEO or other Company employees present.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        25

Governance

Board of Directors and Board Committees

Following is a description of each standing Board committee.

AUDIT COMMITTEE	MEETINGS IN FISCAL 2025: 8 EACH WITH AN EXECUTIVE SESSION
Members ● Lori A. Walker (Chair)(1) ● Russell Ball ● Richard P. Dealy ● Denise Merle ● Joseph E. Reece

ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES

The Audit Committee assists our Board with:

●   overseeing the integrity of our financial statements,

●   monitoring the adequacy and effectiveness of our accounting and financial controls, and

●   supervising the performance of our internal audit function and independent auditor.

●   The Audit Committee also oversees our compliance with:

●   legal and regulatory requirements,

●   our enterprise risk management process,

●   cybersecurity protocols, and

●   our Code of Ethics and Business Conduct.

The Audit Committee’s functions are further described under “Report of the Audit Committee” on page 73.

QUALIFICATIONS

●   Our Board has determined that each member of the Audit Committee is independent under NYSE and SEC rules and is financially literate, knowledgeable, and qualified to review financial statements.

●   Our Board also determined that each of Mr. Ball, Mr. Dealy, Ms. Merle, Mr. Reece and Ms. Walker is an “Audit Committee financial expert,” as defined by SEC rules.

(1)	It is expected that Mr. Ball will assume the Chair position of the Audit Committee upon Ms. Walker’s departure from the Board.

COMPENSATION COMMITTEE	MEETINGS IN FISCAL 2025: 7 EACH WITH AN EXECUTIVE SESSION
Members ● Richard P. Dealy (Chair) ● Denise Merle ● Melissa M. Miller ● Joseph E. Reece

ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES

The Compensation Committee:

●   reviews and approves (or makes recommendations to the Board regarding):

●   the compensation for our executive officers (including our CEO),

●   our incentive compensation and equity-based compensation plans that are subject to Board approval and administers all of our equity-based compensation plans,

●   and oversees:

●   the application of our compensation clawback policies,

●   our stock ownership guidelines,

●   risks related to our compensation policies and practices,

●   our talent management and human capital management strategies, including recruitment, development, promotion and retention, and

●   our policies and practices promoting diversity and inclusion.

The Compensation Committee’s functions are further described under “Compensation Discussion and Analysis.”

The Compensation Committee Report is on page/52.

QUALIFICATIONS

●   Our Board has determined that each member of the Compensation Committee meets the heightened independence requirements for Compensation Committee members under NYSE and SEC rules.

26        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Board of Directors and Board Committees

NOMINATING/CORPORATE GOVERNANCE COMMITTEE	MEETINGS IN FISCAL 2025: 4 EACH WITH AN EXECUTIVE SESSION
Members ● Melissa M. Miller (Chair) ● Denise Merle ● Gareth T. Joyce ● Joseph E. Reece ● Mark Roberts

ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES

The Nominating/Corporate Governance Committee is responsible for:

●   considering, assessing and making recommendations concerning director nominees,

●   reviewing the size, structure and composition of our Board and Board committees,

●   conducting the annual review of the Non-Executive Chairman of the Board,

●   overseeing our corporate governance, and

●   reviewing and approving any related party transactions

The Governance Committee’s functions are further described under “—Director Selection Process and Qualifications” and “—Procedures for Nominations of Director Candidates by Stockholders.”

QUALIFICATIONS

●   Our Board has determined that each member of the Nominating/Corporate Governance Committee is independent under NYSE rules.

ENVIRONMENTAL, HEALTH, SAFETY AND SUSTAINABILITY COMMITTEE	MEETINGS IN FISCAL 2025: 4 EACH WITH AN EXECUTIVE SESSION
Members ● Gareth T. Joyce (Chair) ● Edward C. Dowling, Jr. ● Mark Roberts ● David Safran ● Lori A. Walker

PRIMARY RESPONSIBILITIES

The EHS&S Committee is responsible for:

●   monitoring environmental, health, safety and sustainability matters, including our objectives, policies, procedures and performance,

●   overseeing our risks and risk management,

●   overseeing our compliance with applicable laws, and

●   reviewing our sustainability efforts and reporting as well as our efforts to advance our progress on sustainability.

The EHS&S Committee’s functions are further described under “—Corporate Governance—Corporate Responsibility.”

CAPITAL ALLOCATION AND TECHNICAL COMMITTEE	MEETINGS IN FISCAL 2025: 0 (NEWLY FORMED)(1)
Members ● Gareth T. Joyce (Chair) ● Russell Ball ● Mark Roberts ● David Safran

PRIMARY RESPONSIBILITIES

The CAT Committee is responsible for:

●   oversight of the Company’s operational, financial, and business plans and initiatives, and

●   oversight of the Company’s capital allocation.

The CAT Committee’s functions are further described under “—Corporate Governance—Corporate Responsibility.”

(1)	The Capital Allocation and Technical Committee was formed effective December 18, 2025 .

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        27

Governance

Board of Directors and Board Committees

Board Role in Risk Oversight

MANAGEMENT’S ROLE IN RISK OVERSIGHT
Management is responsible for risk management activities, including the development of strategies and actions to anticipate, identify, assess, manage and appropriately mitigate identified risks.

●	Our management has implemented an enterprise risk management process, which is designed to identify and assess risk and to develop strategies and policies regarding risk acceptance, reduction, mitigation or avoidance.
●	An overview of the findings of this enterprise risk management process and our top-identified risks is presented periodically to our Board, providing our Board an opportunity to inquire and provide guidance on our risk management activities.
●	Our strategic plans, which our Board regularly discusses with our management, also reflect the findings of our enterprise risk management process.

BOARD’S ROLE IN RISK OVERSIGHT

Our Board’s role in our risk management process is one of oversight. The independent structure of our board enables objective oversight of the risk management process.

Board committees are provided with more specific information on our risks and risk mitigation activities relating to their respective area of responsibility.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING/ CORPORATE GOVERNANCE COMMITTEE	ENVIRONMENTAL HEALTH, SAFETY AND SUSTAINABILITY COMMITTEE	CAPITAL ALLOCATION AND TECHNICAL COMMITTEE
Oversees: ● our enterprise risk management process, and ● our major financial risk exposures.	Oversees: ● risks related to our compensation policies and practices, and ● talent and human capital managed related risks.	Oversees: ● matters related to our corporate governance risks and Board independence.	Oversees: ● environmental, health, safety and sustainability risks, including climate-related risks, that are inherent in our business, and ● our compliance with EHS&S initiatives.	Oversees: ● the Company’s operational, financial, and business plans and initiatives, and ● the Company’s capital allocation.

28        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Board of Directors and Board Committees

Compensation Policies and Practices Related to Risk Management

The Compensation Committee reviewed our compensation policies and practices and determined that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. This review and risk assessment included an inventory of incentive plans and programs and considered factors such as the number of participants, performance metrics, maximum payments and risk mitigation features. In addition, the Compensation Committee, with the assistance of its independent compensation consultant, assesses and considers potential risks when reviewing and approving our compensation policies and practices.

Our executive compensation program, described in detail in “Compensation Discussion and Analysis,” has risk mitigation features, including:

Balanced mix of pay components, biased toward variable pay components and a market competitive cash component.
Long-term equity-based compensation, generally, vesting over three years.
Annual bonus payments to executive officers are capped at 200% of the target payment, subject to performance factors based on Company-wide and shared performance objectives.
Performance stock units (“PSUs”) are subject to a market-based performance metric, which is applied equally to all executive officers to encourage a unified and responsible approach to achieving strategic goals. PSUs have overlapping three-year performance periods, which emphasizes long-term, sustained performance. Payout of PSUs is capped at 275% of target for PSUs issued prior to 2024, and at 240% of target for those issued in 2025.
A compensation clawback policy compliant with revised SEC and NYSE rules. Our compensation clawback policy provides for repayment of certain bonus or other incentive-based or equity-based compensation erroneously awarded or paid under our incentive plans in the event of a financial restatement that reduces the financial results which were the basis of the incentive compensation. In addition to our SEC-compliant clawback policy, in May 2025 the Company adopted a supplemental compensation recoupment policy, which applies to a broader range of conduct and gives the Compensation Committee the discretion to recoup certain compensation even in the absence of a financial restatement.
Stock Ownership Guidelines that help align executive officer and stockholder interests and reduce excessive short-term risk taking at the expense of long-term results. In addition, under these guidelines executive officers are required to attain and maintain significant stock ownership, which increases the effectiveness of our clawback policies.
Prohibition on repricing stock options without stockholder approval.
Anti-hedging and anti-pledging policy that applies to all directors, executive officers and employees.

Majority Voting in Uncontested Director Elections, Director Resignation Policy

Under our Bylaws, in an uncontested election of directors (i.e., one where the number of director nominees does not exceed the number of directors to be elected), each director will be elected by a majority of the votes cast. This means the number of votes cast FOR a nominee’s election must exceed the number of votes cast AGAINST the nominee’s election. In a contested election of directors (i.e., one where the number of director nominees exceeds the number of directors to be elected), each director will be elected by a plurality vote. This means the nominees receiving the highest number of votes cast FOR will be elected even if a nominee receives less than a majority of the votes cast.

Under our Corporate Governance Guidelines, in an uncontested election of directors, any director nominee who receives a greater number of AGAINST votes than FOR votes, must promptly tender his or her resignation to our Board. The Governance Committee and our Board would then consider whether to accept or reject the tendered resignation and take appropriate action in accordance with our Corporate Governance Guidelines.

Director Term Limits

Our Corporate Governance Guidelines provide for term limits for directors. All non-employee directors have a term limit of 8-12 years, with limited exceptions.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        29

Governance

Corporate Governance

Service on Other Boards of Directors

Service by our Board members on the boards of directors of other companies provides valuable governance and leadership experience that ultimately benefits Compass Minerals. However, this service may require a commitment of significant time and attention. As a result, under our Corporate Governance Guidelines, non-employee directors may sit on no more than five boards of directors of for-profit companies (including our Board), without the approval of our Board. Our CEO must obtain the approval of our Board before serving on a board of directors of any other for-profit company. Currently, none of our non-employee director nominees sit on more than five boards of directors of for-profit companies (including our Board), and our CEO sits on the board of directors of one other for-profit company.

In addition, no member of our Audit Committee may simultaneously serve on the audit committee of more than two other public companies, unless our Board determines that this simultaneous service would not impair the ability of such director to effectively serve on our Audit Committee and this determination is disclosed in our Proxy Statement. Currently, no member of our Audit Committee serves on the audit committee of more than two other public companies.

Board Evaluation Process

Our Board recognizes that a thorough, constructive evaluation process enhances our Board’s effectiveness and is an essential element of good corporate governance. Our Corporate Governance Guidelines require annual evaluations of the performance of the Board, Board committees and individual directors, including the Non-Executive Chairman of the Board and the CEO. As part of the annual evaluation process, directors can provide confidential feedback on the performance of other directors and the effectiveness of the Board and each Board committee, as well as compliance of each Board committee with its charter. The evaluations are reviewed each year and are modified as appropriate to ensure the evaluations focus on director contributions and performance in light of our business and strategies.

Our Board and each Board committee reviews its evaluation results and performance and implements changes based on these results. Our Board and our Governance Committee also review the evaluation results and performance of individual directors, including our Non-Executive Chairman of the Board. The Governance Committee uses these results when it considers potential nominees for election as a director. In addition, each director receives individual feedback based on the evaluation results.

Succession Planning

Each year, our Board works with management to review succession and development plans for the CEO and all other executive officers. At least once per year, our CEO discusses Company leadership and talent development with our Board. Our Board members become familiar with potential successors for our executive officers and other key leaders through various means, including presentations to the Board and informal meetings. We develop our talent capability through job rotations and experiences, new tools, training, and hiring outside talent with a diversity of backgrounds and skills. Our management has developed and maintains an emergency succession plan for key positions, including the CEO and other executive officers, that is reviewed at least annually with our Board.

Corporate Governance

Compass Minerals’ corporate governance materials are posted on our website, investors.compassminerals.com/investors-relations/corporate-governance/policies. Those policies, reports and relevant documents include:

●	Code of Ethics and Business Conduct
●	Corporate Governance Guidelines
●	Environmental, Health, Safety and Sustainability Committee Charter
●	Human Rights Policy
●	Guidelines for Fair Disclosure to the Investment Community
●	Audit Committee Charter
●	Nominating/Corporate Governance Committee Charter
●	Environmental, Health, Safety and Sustainability Commitment
●	Supplier Code of Conduct
●	Canadian French Code of Ethics and Business Conduct
●	Compensation Committee Charter
●	Stock Ownership Guidelines
●	Latest and Prior Sustainability Reports
●	Ethics Hotline and Compliance
●	Capital Allocation and Technical Committee Charter

30        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Corporate Governance

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct (our “Code of Ethics”) for our directors, officers and employees, which is grounded in our Core Values. Our Code of Ethics is reviewed each year for appropriate updates. Directors, officers and salaried employees are asked to annually certify their understanding of and compliance with our Code of Ethics.

Only our Board or a designated Board committee may grant waivers of our Code of Ethics for our directors and executive officers. We intend to disclose any changes in, or waivers from, our Code of Ethics by posting such information on www.compassminerals.com or by filing a Current Report on Form 8-K, in each case if such disclosure is required by SEC or NYSE rules. No waivers of our Code of Ethics were granted to directors or officers in fiscal 2025.

Our Code of Ethics is made available to our employees in English and Canadian French and is available on our website.

Securities Trading Policy

We have adopted a securities trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to use. A copy of our insider trading policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.

Director Selection Process and Qualifications

The Governance Committee is responsible for reviewing the composition of our Board and recommending candidates for nomination and election at the annual stockholder meeting and to fill Board vacancies.

The Governance Committee annually reviews with the Board the size and composition of our Board, focusing on the interplay of each director’s and director nominee’s experience, qualifications, attributes and skills with the Board as a whole and the Company’s needs. In making its recommendations to our Board regarding the composition of our Board and the nomination of director candidates, the Governance Committee considers the qualifications of individual director candidates applying the Board membership criteria described below.

While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, our Board believes that diversity is an important attribute of a well-functioning board. Accordingly, our Governance Committee considers diversity when identifying and nominating potential directors. Our Corporate Governance Guidelines provide that our Governance Committee and our Board should strive for a mix of directors that represents a diversity of attributes, background, experience (including experience with businesses and other organizations of a comparable complexity), perspectives and skills, including with respect to differences in customs, culture, international background, thought, generational views, race, gender and specialized professional experience. Our Board also considers diversity when selecting directors for Board leadership positions.

Our Corporate Governance Guidelines set forth the following minimum qualifications for a director:

(i)	personal integrity,
(ii)	a degree from an accredited college or university or equivalent professional experience,
(iii)	five years’ successful experience in a senior responsible position,
(iv)	good communication skills,
(v)	practical, mature business judgment,
(vi)	experience analyzing corporate financial statements,
(vii)	experience and effectiveness working closely with a team of senior professionals,
(viii)	available time to dedicate to the position,
(ix)	the absence of conflicts of interest, and
(x)	an understanding of organizational structure and accountability, delegation of authority, compensation practices, and the dynamics of competitive businesses.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        31

Governance

Corporate Governance

If a vacancy arises or our Board decides to expand its membership, the Governance Committee, with the involvement of the Non-Executive Chairman of the Board and the CEO, will seek recommendations of potential candidates from incumbent directors, our stockholders, management, third-party search firms and other sources. The Governance Committee will then evaluate each potential candidate on the basis of the qualifications, skills and attributes described above.

Our Board also actively monitors the tenure and expected service of each Board member, considering our Corporate Governance Guidelines, including the director term limit.

Anti-Hedging and Pledging Policy

All directors, executive officers and employees are prohibited from engaging in short sales of our securities and from buying, selling or investing in Company-based derivative securities, including entering into any hedging transactions with respect to our securities or engaging in comparable transactions. Directors and executive officers also are prohibited from pledging any Company securities (i.e., using our common stock as collateral for a loan or to trade shares on margin).

Stock Ownership Guidelines

Our Compensation Committee has adopted a policy requiring each director and member of our senior management to obtain and maintain ownership in our common stock (or its equivalent) at specified levels. For purposes of the Stock Ownership Guidelines, restricted stock units (“RSUs”), earned PSUs and deferred stock units count toward the ownership achievement. The ownership requirements are summarized in the following table.

Position	Stock Ownership Requirement		Compliance Period
Non-employee directors		5x annual cash retainer	5 years from joining the Board
CEO		5x base pay	5 years from appointment
Other executive officers		2x base pay	5 years from appointment

As of December 2025, all directors and executive officers have met their requirements under the Stock Ownership Guidelines, or were still within their five-year window to achieve compliance.

Stockholder Nominations of Director Candidates

The Governance Committee will consider director candidates submitted by our stockholders using the same criteria described above under “Director Selection Process and Qualifications.”

Stockholders who wish to nominate candidates for election at our 2027 annual meeting of stockholders must deliver a stockholder’s notice within the applicable time frame specified below under “Additional Filings and Information—Stockholder Proposals and Nominations for 2027 Annual Meeting.”

In December 2020, our Board amended and restated our Bylaws to provide a proxy access right for stockholders. Under the proxy access right, a stockholder, or a group of up to 20 stockholders, owning at least three percent of the Company’s outstanding common stock continuously for at least three years may nominate and include in our annual meeting proxy materials director nominees constituting up to the greater of (a) two director nominees or (b) twenty percent of the Board, subject to certain limitations and provided that the stockholders and nominees satisfy the requirements specified in our Bylaws. In particular, any candidate nominated pursuant to the proxy access provisions must be independent pursuant to our Corporate Governance Guidelines and otherwise qualify as independent under NYSE rules, be a “non-employee director” as defined in SEC Rule 16b-3, be an “outside director” as defined in Section 162(m) of the Internal Revenue Code, and not be subject to disqualifying events under Rule 506 of Regulation D.

Stockholders who wish to nominate candidates for election as a director under our proxy access Bylaws should deliver the information required by our Bylaws to:

Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210

32        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Corporate Governance

Review and Approval of Transactions with Related Persons

Our Board has adopted a written policy and procedures for review, approval and monitoring of transactions involving Compass Minerals and “related persons” (directors, director nominees, executive officers, their immediate family members and stockholders owning 5% or more of our outstanding stock). The policy covers any related-person transaction that meets the minimum threshold for disclosure in our Proxy Statement under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Under the Board’s policy and procedures, the Governance Committee will review the material facts of all proposed related-party transactions. In determining whether to approve or ratify a related-party transaction, the Governance Committee will take into account, among other factors it deems appropriate, whether the related-party transaction is on terms no less favorable to Compass Minerals than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction.

Since the beginning of fiscal 2025, the Company has purchased salt-treatment materials from Innovative Surface Solutions in a total amount of approximately USD $3.2 million. As a result of such transactions, the Board has determined that Mr. Safran, the CEO of Innovative Surface Solutions, is not an independent director. In addition, in fiscal 2025 the Company recorded SOP sales of approximately $3.6 million to certain subsidiaries of Koch, Inc. Apart from the above, there were no transactions in fiscal 2025 involving Compass Minerals and related persons that required disclosure in this Proxy Statement.

Communications with our Board of Directors

Stockholders or others who wish to communicate with our Board or any individual director should direct their comments to:

Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210

AskTheBoard@compassminerals.com

The Company’s Secretary will forward any communications (excluding routine advertisements, business solicitations and communications that the Secretary deems to be a security risk or harassment) to each member of our Board or, if applicable, to the individual directors named in the correspondence. If the correspondence is directed exclusively to the independent directors or to one or more non-management directors, the communication will be delivered to the Non-Executive Chairman of the Board or the non-management directors.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal 2025 was a then-current or former officer or employee of the Company or engaged in certain transactions with us required to be disclosed as “related person transactions” under SEC regulations. There were no compensation committee “interlocks” during fiscal 2025, which generally means that none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a member of our Board or as a member of the Compensation Committee.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        33

Governance

Fiscal 2025 Non-Employee Director Compensation

Fiscal 2025 Non-Employee Director Compensation

Philosophy and Objectives

Our non-employee director compensation program is designed to attract and retain well-qualified directors with appropriate skill sets to meet our evolving needs. Our Board considers and determines non-employee director compensation each year, taking into account recommendations from the Compensation Committee and its independent compensation consultant. The Compensation Committee formulates its recommendation to our Board based on its review and analysis of the compensation consultant’s report on director compensation practices for a specific group of peer companies, which our Board also reviews when making its determinations regarding director compensation. A discussion of our peer group can be found under “Compensation Discussion and Analysis—Executive Compensation Framework and Governance—Executive Compensation Program Summary—Peer Groups and Benchmarking.”

Fiscal 2025 Compensation

Non-employee directors had the opportunity to receive the following compensation in fiscal 2025:

●	Equity compensation, paid in quarterly installments, consisting of a:
	(i)	$85,000 annual retainer,
	(ii)	Annual Board committee chair and member retainer, and
	(iii)	Supplemental $65,000 annual retainer for our Non-Executive Chairman of the Board.
●	Equity compensation, paid once per year, with an annual value of $120,000 for all directors, as well as a supplemental Non-Executive Chairman of the Board equity award with an annual value of $105,000.
●	Other compensation, as described under “—Other Compensation.”

The amount of non-employee director compensation for fiscal 2025 remained unchanged from fiscal 2024 compensation.

Non-employee director compensation is prorated based on the relevant dates of service and is paid pursuant to our Non-Employee Director Compensation Policy. Pursuant to the terms of the KM&T Stock Purchase Agreement, the directors designated for appointment by KM&T also did not receive any compensation for serving as directors. They do receive reimbursement for reasonable travel and other reasonable and documented out-of-pocket expenses related to the performance of their duties.

Compensation

In addition to the annual Board retainer and supplemental retainer for our Non-Executive Chairman of the Board, non-employee directors receive retainers for serving as Board committee chairs or members. The following table summarizes the annual retainers paid for fiscal 2025 service on Board committees.

	Fiscal 2025 Retainers
Board Committee Service	Chair ($)	Member ($)
Audit	27,500	10,000
Compensation	22,500	10,000
Environmental, Health, Safety and Sustainability	17,500	7,500
Nominating/Corporate Governance	17,500	7,500
Capital Allocation and Technical	17,500	7,500

34        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Governance

Fiscal 2025 Non-Employee Director Compensation

Equity Compensation

Non-employee directors receive an equity award with an annual value of $120,000, either in shares of our common stock, RSUs or, at the director’s election, in deferred stock units (“DSUs”). In addition, the Non-Executive Chairman of the Board receives an equity award with an annual value of $105,000. Equity awards are generally granted once per year upon election at each annual meeting of stockholders, and vest on the earlier of the Company’s next annual meeting (as long as the annual meeting is as least 50 weeks after the grant date) or the one-year anniversary of the grant date.

Other Compensation and Deferral of Compensation

Non-employee directors may elect to defer all or a portion of their compensation. Any compensation that is deferred is converted into DSUs. As dividends are paid on our common stock, DSUs accrue dividends in the form of additional DSUs, which have a value equivalent to our common stock and vest immediately on grant. Accumulated DSUs are distributed in the form of our common stock at the time the director ceases to be a member of our Board or such other dates elected by the director.

The following table summarizes the total compensation paid to or earned by non-employee directors during fiscal 2025.

FISCAL 2025 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Richard P. Dealy	-	237,539	237,539
Gareth T. Joyce	-	230,033	230,033
Melissa M. Miller	-	232,512	232,512
Joseph E. Reece	-	402,535	402,535
Lori A. Walker	-	240,037	240,037
(1)	The amounts included in this column represent the annual retainer and service fees paid in cash to each non-employee director. Since the annual retainer was paid in equity, this column is 0 for all.
(2)	Represents equity compensation paid in the form of shares of our common stock, RSUs and DSUs, including annual equity awards and annual retainer and service fees, payable in equity. The amounts represent the grant date fair value recognized in accordance with FASB ASC Topic 718. The number of shares of common stock, DSUs and RSUs granted was based on the market value of our common stock on each grant date. For more information, see Note 13 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025. The amounts include common stock, DSUs and RSUs as follows: (8,768 common stock and 11,905 RSUs for Mr. Dealy; 8,208 common stock and 11,905 RSUs for Mr. Joyce; 8,393 common stock and 11,905 RSUs for Ms. Miller; 35,565 DSUs for Mr. Reece; and 8,954 common stock and 11,905 RSUs for Ms. Walker).

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        35

Governance

Corporate Responsibility

2026 Compensation

On October 30, 2025, the Committee determined that allowing non-employee directors to elect to receive their annual retainer in either cash or equity was appropriate and would align non-employee director compensation more closely with market practices. For comparison, the median peer mix is 46% cash/ 54% equity. This change is effective for fiscal 2026.

Corporate Responsibility

We have a clear vision of our Core Purpose: “THROUGH THE RESPONSIBLE TRANSFORMATION OF EARTH’S NATURAL RESOURCES, WE HELP KEEP PEOPLE SAFE, FEED THE WORLD AND ENRICH LIVES, EVERY DAY.” We are committed to our stockholders, customers, employees and communities and to ensuring safety throughout our operations, building a sustainable company, being responsible stewards of the resources we manage, and minimizing or mitigating our environmental impact where possible.

We approach our sustainability work through a fundamental commitment to four key pillars: safety, growth, transparency and stewardship. Together, these pillars form our sustainability compass, guiding our decisions and business practices across all aspects of our Company.

As we build our Company, serve our customers, innovate and bring new products to market, we always keep this compass in mind. Our Board as a whole reviews our sustainability focus areas, programs and reporting, at least once each year. On a regular basis, the EHS&S Committee focuses on environmental, health, safety and sustainability matters; the Compensation Committee focuses on social and diversity matters; and the Governance Committee focuses on corporate governance matters. Our Board also considers risks and opportunities regarding sustainability matters.

To demonstrate and reinforce our commitment to these topics, we have designed a compensation program that motivates our executive officers to operate our business in a profitable and sustainable manner. For Fiscal 2026 we redesigned our Management Annual Incentive Program (MAIP, our annual cash bonus program) to better focus our NEOs actions and decision-making on three factors that are critical to our continued success and building future sustainability. Those three factors include Net Debt to Adjusted EBITDA (50%)(1), Landed Cost (40%)(2) and Safety Observations (10%)(3). We believe these focused incentives will help us build and maintain a sustainable workplace where our employees can bring their authentic selves to work, feel safe, thrive and grow professionally and take pride in their work and in our company.

(1)	For the definition of EBITDA, please refer to page 10.
(2)	A comprehensive all-in measure of the costs to bring our products to market.
(3)	Utilizing Visible Felt Leadership (VFL) to demonstrate and engage employees at all levels in the behaviors that eliminate risk and help us maintain an incident-free workplace.

36        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

COMPENSATION

PROPOSAL 2

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

Our stockholders are being asked to cast an advisory, non-binding vote to approve the compensation of our NEOs, commonly referred to as a “say-on-pay vote.” Our Board and the Compensation Committee, which administers our executive compensation program, value the opinions expressed by our stockholders and will continue to consider the outcome of say-on-pay votes in making decisions on executive compensation.

Our executive compensation program is designed to promote stockholder interests by aligning our compensation with the realization of our business objectives and stockholder value. Our Board believes our executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core objectives. We encourage stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes our executive compensation program in detail and the decisions made by the Compensation Committee for fiscal 2025.

Our Board recommends that you vote in favor of the following advisory resolution:

“RESOLVED, that Compass Minerals International, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and “Executive Compensation Tables” sections of the Company’s Proxy Statement).”

Vote Required

Approval of an advisory resolution to approve the compensation of our NEOs requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal. As an advisory vote, the outcome of the vote on this proposal will not be binding upon Compass Minerals, our Board or the Compensation Committee, but the Compensation Committee will carefully consider the results of the vote when designing and evaluating our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement         37

Compensation

Compensation Contents

Compensation Contents

38         COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Compensation Discussion and Analysis

Compensation Discussion and Analysis

This section describes the material components and objectives of our executive compensation program for our NEOs and explains how and why our Compensation Committee arrived at specific compensation practices and decisions for fiscal 2025 NEO compensation. The NEOs whose compensation will be discussed in this section are the following individuals.

Fiscal 2025 Named Executive Officers

EDWARD DOWLING, JR.	PETER FJELLMAN	PATRICK MERRIN

President and Chief Executive Officer	Chief Financial Officer (Appointed January 28, 2025)	Chief Operations Officer (Appointed March 3, 2025)

BENJAMIN NICHOLS	AMY TILLS

Chief Commercial Officer (Appointed March 25, 2025)	Chief Human Resources Officer (Appointed September 11, 2025)

Former Fiscal 2025 Named Executive Officers

Jeffrey Cathey - Former Chief Financial Officer (served until January 27, 2025)

Mary Frontczak - Former Chief Legal and Administrative Officer and Corporate Secretary (served until June 26, 2025)

Jennifer Hood - Former Chief Supply Chain Officer (served until March 25, 2025)

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement         39

Compensation

Compensation Discussion and Analysis

Business Context

Compass Minerals is a leading global provider of essential minerals focused on safely delivering where and when it matters to help solve nature’s challenges for customer and communities. Our salt products help keep roadways safe during winter weather and are used in numerous other consumer, industrial, chemical and agricultural applications. Our plant nutrition products help improve the quality and yield of crops while supporting sustainable agriculture. We operate numerous production and packaging facilities with approximately 1,850 employees throughout the U.S., Canada and the U.K. Visit compassminerals.com for more information about the Company and our products.

Compensation Philosophy

Our compensation philosophy is grounded in promoting stockholder interests by aligning compensation with the realization of our business objectives and increased long-term stockholder value.

Annual Say on Pay Vote

The annual stockholder say-on-pay vote provides valuable insights into the views of our stockholders and helps guide the Compensation Committee in its decision-making. The Committee carefully considers the results of the vote alongside feedback from stockholders when designing and evaluating our executive compensation program. In 2025, stockholders approved our say-on-pay proposal with 93 percent support. In our commitment to ongoing engagement with stockholders, our Board Chair, the Chair of our Compensation Committee and members of the management team engaged with stockholders at various times throughout fiscal 2025.

STOCKHOLDER ENGAGEMENT	WHAT WE HEARD	HOW WE RESPONDED

●  The Company regularly meets with stockholders to discuss a variety of topics, including executive compensation.

●  Stockholder participation has generally been limited, but the stockholders have appreciated the option to have a conversation with the Compensation Committee Chair if they had any questions or concerns.

●  Expressed appreciation for the stockholder outreach and asked that we continue to reach out to them annually.

●  Expressed that they would like to see the Board and management own more shares in the Company.

●  Expressed a desire to have more salt/mining experience on the Board.

●  Expressed an interest in having debt reduction in the MAIP.

●  Expressed appreciation for anchoring PSU program to Free Cash Flow and Return on Capital Employed metrics

●  Expressed desire to have a higher proportion of the LTI awards in PSUs and consider a relative TSR modifier with a minimum absolute TSR.

●  The Chairman of the Compensation Committee committed to continue to reach out to stockholders annually.

●  For fiscal 2026, the MAIP was modified to include net debt to adjusted EBITDA,(1) cost control and safety metrics.

●  For fiscal 2026, the PSU awards retained the same metrics (FCF and ROCE) with a peer group TSR modifier, with the Compensation Committee continuing to evaluate a minimum absolute TSR threshold and the split between PSUs and RSUs.

(1)	For the definition of EBITDA, please refer to page 10.

40         COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Compensation Discussion and Analysis

Compensation Practices and Design

Executive Compensation Best Practices

The table below highlights our key executive compensation practices, including the practices we have implemented because they support our desire to appropriately impact performance results and align with long-term stockholder interests.

What We Do	What We Don’t Do
We engage independent consultants to assist the Compensation Committee	Our Compensation Committee does not allow its compensation consulting firms to provide any other services to Compass Minerals
We have no undue risk embedded in the compensation programs	We do not maintain compensation programs that we believe create risks reasonably likely to have a material adverse effect on Compass Minerals
We employ clear corporate governance policies	We expressly prohibit the repricing of stock options, cash buyouts for underwater stock options, hedging, pledging and the use of margin accounts related to our stock
We have robust stock ownership guidelines and retention requirements	We pay accumulated dividend equivalents only on PSUs actually earned
Our compensation programs have appropriate levels of pay at risk	We do not guarantee bonus payments except for new hire on-boarding awards
We have clear and transparent direct compensation elements	We do not have active defined benefit retirement plans or individual supplemental executive retirement plans covering our NEOs
We utilize an appropriate peer group	We do not rely solely on peer group data when making pay decisions
We offer limited perquisites specific to the NEOs	We do not provide significant additional benefits to executive officers that differ from those provided to all other employees
Generally, there are no employment agreements	We do not have employment agreements with executive officers, other than with our CEO
We have double-trigger change in control severance agreements	We do not provide excise tax gross-ups
We consider and value input from our stockholders	We do not implement policies or practices that are counter to good governance

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement         41

Compensation

Compensation Discussion and Analysis

Linking Compensation to Performance

Our Compensation Committee designs our executive compensation program to appropriately align pay and performance, with a significant portion of executive compensation being at risk and performance-based. In addition, our Compensation Committee believes that executive officer compensation should consist more heavily of variable elements, with a larger weighting of equity, than the compensation of other employees because executive officer performance is more likely to have a strong and direct impact on strategic and financial results that can affect stockholder value. Our pay mix and design reflect these beliefs.

The following charts illustrate the fiscal 2025 total direct compensation mix for Mr. Dowling Jr. and for our other active NEOs (on average). These charts reflect:

(i)	base salary as of September 30, 2025,

(ii)	fiscal 2025 MAIP bonus at target, and

(iii)	target grant value of fiscal 2025 equity awards (our long-term incentive compensation).

CEO	Average Other NEOs

42        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Compensation Discussion and Analysis

Compensation Element	Form	Vesting and Performance Period	How Amount is Determined	Purpose and Key Features
1 Base Salary	● Cash	● Ongoing	● Competitive market data ● Scope of responsibilities ● Experience and knowledge ● Internal equity ● Individual performance	● Provides a fixed competitive level of cash compensation for services rendered ● Recognizes job scope and responsibilities ● Merit and market-related adjustments are not guaranteed each year
2 Management Annual Incentive Program (MAIP)	● Cash	● 1-year performance period	● Award opportunities set as a percent of base pay based on competitive data ● Award payouts based on Company financial performance and shared performance goals for the performance period

●  Creates alignment across large parts of the organization with the use of common performance measures

●  Motivates and rewards for achievement of near-term priorities, consistent with our annual operating plan

●  Awards are paid to the extent that goals are achieved

●  The maximum payout is capped at 200% of target

3 Long-Term Incentives	● Equity ● 50% RSUs ● 50% PSUs		● Award opportunities based on competitive market data	● Motivates and rewards for achievement of long-term goals, which aligns with stockholder interests ● Promotes retention ● Vesting and earning over time encourages a focus on long-term performance
	● RSUs	● Vests one-third per year after date of grant	● Value is based on stock price at vesting
	● PSUs	● 100% vested 3 years after grant based on results for 3-year performance period	● Value at vesting is determined by the number of PSUs earned (if any), based on the achievement of various long-term performance goals, and the stock price at the time of vesting

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement         43

Compensation

Compensation Discussion and Analysis

Fiscal 2025 Performance-Based Compensation

Our incentive compensation program is structured to link pay with the execution of our business strategy and the creation of shareholder value. Annual incentives focus on key financial and operational goals that drive near-term performance, while long-term equity incentives emphasize multi-year results and stock ownership, reinforcing accountability for sustainable value creation. The plan designs and resulting payouts for our recently completed cycle for the MAIP and Long-Term Incentive Compensation performance shares are outlined below:

Management Annual Incentive Program (MAIP)	Why the Metric is Important
40% - Adjusted Operating Cash Flow (Adj. OCF)	Drives near-term discipline in managing working capital and earnings quality to ensure strong liquidity and operational performance
15% - Total Recordable Injury Rate (TRIR)	Reinforces a culture of safety and operational excellence by prioritizing employee well-being and risk reduction
15% - Strategic Goals	Provides flexibility to reward achievement of key annual priorities that support long-term value creation and competitive advantage, such as cost and organizational efficiency initiatives, capital allocation and balance sheet actions, and operational and safety improvements.
10% - Capital Expenditures (CapEx)	Promotes prudent allocation of capital toward projects that enhance efficiency and support sustainable business performance
10% - SG&A Costs	Encourages cost discipline and efficiency in overhead spending to protect margins and improve profitability
10% - Production Costs	Focuses management on controlling direct operating expenses, improving productivity, and enhancing near-term profitability

Long-Term Incentive Compensation	Why the Metric is Important
50% - Free Cash Flow	Ensures executives are focused on disciplined capital allocation, margins and cash generation to improve financial flexibility and shareholder returns
50% - Return on Capital Employed (ROCE)	Encourages efficient use of capital by linking rewards to generating attractive returns relative to the Company’s asset base, reinforcing long-term value creation
Modifier - Relative TSR	Aligns executives with shareholder interests by measuring the Company’s stock performance against peers, ensuring competitiveness and accountability in delivering returns

44         COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Compensation Discussion and Analysis

Our Incentive Compensation Payouts are Aligned with Performance Outcomes

The table below provides details of the level of achievement of the fiscal 2025 Management Annual Incentive Program metrics reviewed and approved by the Compensation Committee on November 24, 2025.

	Performance Goals				FY25 Results
Metrics	Weight	Threshold (50%)	Target (100%)	Maximum (200%)	Actual	Funding	Weighted Funding
Adj. OCF	40%	$92.22	$122.96	$147.55	$196.5	200.00%	80.00%
CapEx	10%	$115.28	$104.80	$83.84	$68.3	200.00%	20.00%
SG&A Costs	10%	$118.69	$107.90	$86.32	$100.6	133.70%	13.37%
Production Costs	10%	$57.35	$52.14	$41.71	$56.63	56.90%	5.69%
TRIR	15%	1.49	1.12	0.93	1.50	0.00%	0.00%
Strategic Goals	15%	75%	100%	120%	75%	50.00%	7.50%
Total	100%						126.56%

Long-Term Performance Shares with Performance Period Ending in Fiscal 2025

Our fiscal 2023 performance-based awards (granted on October 15, 2022) were based on relative total shareholder return and measured over a three-year performance period.

Fiscal 2023 – 2025 Performance Shares	Payout (% of Target)
Less Than 25th Percentile	0%
Threshold: 25th Percentile	50%
Target: 50th Percentile	100%
Stretch: 75th Percentile	200%
Maximum: Equal to or greater than 95th Percentile	300%
Actual Performance	(51.43%)
Payout Earned	0%

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        45

Compensation

Compensation Discussion and Analysis

Fiscal 2025 Compensation Decisions

The following summarizes the fiscal 2025 compensation decisions and target compensation levels for each named executive officer employed as of the end of the fiscal year.

Ed Dowling | President and Chief Executive Officer	Element of Pay	Fiscal 2024 ($)	Fiscal 2025 ($)	% Change
Mr. Dowling became our President and Chief Executive Officer in January 2024. Mr. Dowling had no compensation changes in fiscal 2025.	Base Salary	$1,000,000	$1,000,000	0%
	Target Bonus (% of Salary)	130%	130%	0%
	Target LTI Grant Value	$3,500,000	$3,500,000	0%
	Total Target Compensation	$5,800,000	$5,800,000	0%

Peter Fjellman | Chief Financial Officer	Element of Pay	Fiscal 2024 ($)	Fiscal 2025 ($)	% Change
Mr. Fjellman became our Chief Financial Officer in January 2025.	Base Salary	n/a	$525,000	n/a
	Target Bonus (% of Salary)	n/a	70%	n/a
	Target LTI Grant Value	n/a	$892,500	n/a
	Total Target Compensation	n/a	$1,785,000	n/a

Patrick Merrin | Chief Operations Officer	Element of Pay	Fiscal 2024 ($)	Fiscal 2025 ($)	% Change
Mr. Merrin became our Chief Operations Officer in March 2025.	Base Salary	n/a	$575,000	n/a
	Target Bonus (% of Salary)	n/a	100%	n/a
	Target LTI Grant Value	n/a	$1,150,000	n/a
	Total Target Compensation	n/a	$2,300,000	n/a

Ben Nichols | Chief Commercial Officer	Element of Pay	Fiscal 2024 ($)	Fiscal 2025 ($)	% Change
Mr. Nichols became our Chief Commercial Officer in March 2025 and has been employed by the Company in roles of increasing responsibility since November 2004. Accompanying his change in role and responsibilities, Mr. Nichols received a 25% increase to his total target compensation for fiscal 2025.	Base Salary	$375,000	$435,000	16%
	Target Bonus (% of Salary)	70%	75%	7%
	Target LTI Grant Value	$468,750	$625,095	33%
	Total Target Compensation	$1,106,250	$1,386,345	25%

46        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Compensation Discussion and Analysis

Amy Tills | Chief Human Resources Officer	Element of Pay	Fiscal 2024 ($)	Fiscal 2025 ($)	% Change
Ms. Tills became our Chief Human Resources Officer in September 2025.	Base Salary	n/a	$400,000	n/a
	Target Bonus (% of Salary)	n/a	50%	n/a
	Target LTI Grant Value	n/a	$320,000	n/a
	Total Target Compensation	n/a	$920,000	n/a

Jeffrey Cathey | Chief Financial Officer	Element of Pay	Fiscal 2024 ($)	Fiscal 2025 ($)	% Change
Mr. Cathey served as Chief Financial Officer until January 27, 2025	Base Salary	$400,000	n/a	n/a
	Target Bonus (% of Salary)	70%	n/a	n/a
	Target LTI Grant Value	$600,000	n/a	n/a
	Total Target Compensation	$1,280,000	n/a	n/a

Mary Frontczak | Chief Legal and Administrative Officer	Element of Pay	Fiscal 2024 ($)	Fiscal 2025 ($)	% Change
Ms. Frontczak served as Chief Legal and Administrative Officer and Corporate Secretary until June 26, 2025	Base Salary	$542,506	n/a	n/a
	Target Bonus (% of Salary)	70%	n/a	n/a
	Target LTI Grant Value	$1,247,764	n/a	n/a
	Total Target Compensation	$2,170,024	n/a	n/a

Jennifer Hood | Chief Supply Chain Officer	Element of Pay	Fiscal 2024 ($)	Fiscal 2025 ($)	% Change
Ms. Hood served as Chief Supply Chain Officer until March 25, 2025	Base Salary	$345,000	n/a	n/a
	Target Bonus (% of Salary)	60%	n/a	n/a
	Target LTI Grant Value	$241,500	n/a	n/a
	Total Target Compensation	$793,500	n/a	n/a

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        47

Compensation

Compensation Discussion and Analysis

Fiscal 2025 Management Annual Incentive Program (MAIP)

As noted in the table above under “Our Incentive Compensation Payouts are Aligned with Performance Outcomes,” the Compensation Committee determined that the level of achievement for MAIP payouts for fiscal 2025 was 126.56 percent of target.

Executive	Target (% of salary)	Approved (% of Target)	Approved ($)(A)
Ed Dowling	130%	126.56%	1,645,280
Peter Fjellman	70%	126.56%	312,196
Patrick Merrin	100%	126.56%	420,682
Benjamin Nichols	75%	126.56%	412,902
Amy Tills	50%	126.56%	13,188
(A)	For Mr. Fjellman, Mr. Merrin, and Ms. Tills, the amounts are prorated based on their start date in the fiscal year. Due to the timing of Mr. Cathey, Ms. Frontczak and Ms. Hood’s departures from the Company, none of them received a MAIP payout for fiscal 2025.

How We Set Executive Compensation

Role of the Independent Compensation Consultant

The Compensation Committee retained the services of an independent executive compensation consulting firm, FW Cook, to provide information and objective advice regarding director and executive compensation.

No member of the Compensation Committee or NEO has any affiliation with FW Cook. The Compensation Committee has assessed the independence of FW Cook pursuant to NYSE and SEC rules and concluded no conflict of interest exists that would prevent FW Cook from independently advising the Compensation Committee.

The Compensation Committee has determined management may also use the services of the independent compensation consultant with the prior approval of the Compensation Committee; however, in fiscal 2025, management did not engage FW Cook independently from the Compensation Committee for assistance.

Role of Executives in Establishing Compensation

Our Chief Executive Officer provides input to the Compensation Committee on compensation recommendations for his direct reports. The broader executive team also contributes by proposing performance goals for incentive plans and supplying relevant performance data to support the Committee’s decision-making. All final decisions regarding executive officer compensation rest solely with the Compensation Committee. Our Chief Executive Officer does not participate in discussions or decisions regarding his own compensation.

Role of Market Data

Each year, the Compensation Committee, with support from its independent consultant, FW Cook, reviews and updates the peer group used to assess the competitiveness of our executive compensation program. Companies are selected based on objective business and financial criteria, including industry relevance, revenue, market capitalization, and pay model.

48        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Compensation Discussion and Analysis

In May 2024, the Compensation Committee approved the fiscal 2025 peer group shown in the first table below. In May 2025, the Committee approved updates to the peer group for fiscal 2026, as shown in the second table below. At the time of review, all companies were publicly traded, stand-alone, U.S.-based businesses traded on the NYSE or Nasdaq, with U.S.-based executives and compensation programs aligned with standard U.S. practices. Our revenue was positioned near the peer group median.

Fiscal 2025 Peer Group Companies
●	Alpha Metallurgical	●	Innospec	●	Ramaco Resources
●	Arch Resources	●	Koppers Holdings	●	Sensient Technologies
●	Balchem	●	LSB Industries	●	SSR Mining
●	Coeur Mining	●	Metallus	●	Tronox Holdings
●	Ecovyst	●	Minerals Technologies	●	U.S. Silica Holdings
●	Hecla Mining	●	Peabody Energy	●	Warrior Met Coal

2 Removed for FY2026		4 Added for FY2026
-	Arch Resources	+	AdvanSix
-	U.S Silica Holdings	+	Mativ Holdings
		+	Rayonier Advanced Materials
		+	Tredegar

Fiscal 2026 Peer Group Companies
●	AdvanSix	NEW	●	Koppers Holdings		●	Rayonier Advanced Materials	NEW
●	Alpha Metallurgical		●	LSB Industries		●	Sensient Technologies
●	Balchem		●	Mativ Holdings	NEW	●	SSR Mining
●	Coeur Mining		●	Metallus		●	Tredegar	NEW
●	Ecovyst		●	Minerals Technologies		●	Tronox Holdings
●	Hecla Mining		●	Peabody Energy		●	Warrior Met Coal
●	Innospec		●	Ramaco Resources

Executive Compensation Decisions for Fiscal 2026

Prior to the date of this Proxy Statement, the Compensation Committee made decisions that will affect executive officer compensation in fiscal 2026. This section provides a brief overview of those decisions and reflects our work to continue to keep our executive pay competitive with our market group and consistent with our pay-for-performance philosophy.

Fiscal 2026 Compensation Decisions

The Compensation Committee, in consultation with FW Cook, reviewed our NEOs’ total compensation to ensure it:

●	was appropriately aligned with our peer group,
●	reflected the market for executive talent, and
●	recognized individual performance and contribution to the Company.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        49

Compensation

Compensation Discussion and Analysis

Based on this review and the Company’s fiscal 2025 performance, the Compensation Committee made the following decisions with respect to the compensation of our NEOs for fiscal 2026.

Compensation Element	Changes to fiscal 2026 Executive Compensation Program
1 Base Salaries (effective December 1, 2025)	Our NEOs received base salary increases, effective December 1, 2025, as follows: Mr. Merrin: 3.0%; Mr. Fjellman: 3.5%; Mr. Nichols: 5.0%.
2 Management Annual Incentive Program (MAIP)	The fiscal 2026 MAIP was revised to increase management’s focus on those factors critical to continued progress on our strategic objectives and to simplify the plan. The fiscal 2026 program contains just three Performance Factors: Net Debt to Adjusted EBITDA (50%)(1), Landed Cost (40%), and Safety Observations (10%).
3 Long-Term Incentive Compensation	The design of the long-term incentive compensation plan did not change for fiscal 2026. The Performance Factors remain Free Cash Flow (50%) and Return on Capital Employed (50%) with a relative TSR modifier. Fiscal 2026 awards were granted effective November 24, 2025.
(1)	For the definition of EBITDA, please refer to page 10.

Fiscal 2026 Long-Term Incentive Compensation

The Compensation Committee regularly evaluates our compensation programs to ensure they drive the behaviors necessary to accomplish our strategic objectives and appropriately reward executives for those accomplishments. The long-term incentive plan design was revised for fiscal 2025 and the same design remains in place for fiscal 2026. The Committee believes the design changes made in fiscal 2025 provide better focus, are an integral part of our overall compensation structure that rewards NEOs performance and helps establish the stability necessary for long-term success and the creation of stockholder value. Annual equity awards were approved by the Committee and granted to NEOs effective November 24, 2025, and continued to be comprised of 50% RSUs and 50% PSUs.

Retirement and Other Benefits

Savings Plan

Each of our NEOs, along with other U.S.-based employees, participates in the Compass Minerals International, Inc. Savings Plan (the “Savings Plan”) and are eligible for the Company contribution under the Plan.

The Savings Plan contains a Company matching contribution for all participants, including NEOs. Under the Plan, eligible participants receive a dollar-for-dollar Company matching contribution up to 6% of qualified cash compensation (comprised of base salary and MAIP bonus payments paid during the year) they contribute to the plan. NEOs may contribute up to 75% of their qualified cash compensation into the Plan, subject to IRS annual limits on contributions.

Effective January 1, 2026, the Company changed two provisions of the Savings Plan, each of which affects our NEOs. The first change was to the Company matching contribution. Beginning January 1, 2026, the Company matching contribution became dollar-for-dollar on the first 3% of qualified cash compensation contributed to the Plan plus $0.50 on the dollar for contributions between 4% and 6%. The second change effective January 1, 2026, was the immediate vesting of all Company matching contributions. Previous to January 1, 2026, the Plan contained a 2-year cliff vesting schedule.

Restoration Plan

In addition to the Savings Plan, our NEOs and other key U.S.-based employees may defer receipt of up to 50% of their base salary and 100% of their annual cash bonus into the Compass Minerals Restoration Plan (the “Restoration Plan”). The Restoration Plan allows participants to save for retirement in a tax-effective way at a minimal cost to us. The same changes made to the Savings Plan (as described above) were also made to the Restoration Plan effective January 1, 2026. The Restoration Plan is described in more detail following the Non-Qualified Deferred Compensation for Fiscal 2025 table.

Severance Benefits

In the event of certain terminations of employment, our named executive officers are entitled to receive the severance benefits set forth under our Executive Severance Plan or their change in control severance agreements (“CIC agreements”), or in the case of Mr. Dowling, his employment agreement the “CEO Employment Agreement”. The Executive Severance Plan and CEO Employment Agreement provides for severance benefits in the event of good reason termination or termination without cause and our CIC agreements provide for severance benefits in the event of certain qualifying terminations related to or following a change in control. More information concerning the material terms of the agreements and the amounts payable in the event of a severance or change-in-control event are described under the heading “Potential Payments upon Termination or Change-in-Control.”

50        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Compensation Discussion and Analysis

Perquisites and Benefits

In order to attract and retain high-performing executives, we provide additional compensation elements consistent with our compensation philosophy and current market practice.

We offer all employees, including the NEOs, a competitive package of traditional benefits that provides health, dental, vision, life insurance, and short-term and long-term disability coverage. These programs provide a measure of security and encourage the health and well-being of employees.

We provide NEOs supplemental disability income in the event of total disability and access to an annual executive physical. In addition, we provide identity theft monitoring services.

Governance Features of Our Executive Compensation Programs

Stock Ownership Guidelines and Retention Requirement

To further align the interest of our leadership with those of our shareholders, our Compensation Committee has adopted a policy requiring each director and member of our senior management to obtain and maintain ownership in our common stock or its equivalent at specified levels. The ownership requirements are summarized in the following table.

Position	Stock Ownership Requirement		Compliance Period
Non-employee directors		5x annual cash retainer	5 years from joining the Board
CEO		5x base pay	5 years from appointment
Other executive officers		2x base pay	5 years from appointment

Until the applicable ownership guideline level is achieved, participants are required to retain 100% of the net shares acquired upon the vesting or exercise of equity awards.

For purposes of the Stock Ownership Guidelines, restricted stock units (“RSUs”), earned performance stock units and deferred stock units count toward the ownership achievement. As of December, 2025, all directors and executive officers have met their requirements under the Stock Ownership Guidelines, or were still within their five-year window to achieve compliance.

Clawback Policy

In October 2023, the Company adopted a clawback policy, the Policy for Recovery of Erroneously Awarded Compensation, in compliance with the requirements of the Dodd-Frank Act, Rule 10D-1 of the Securities Exchange Act, and NYSE listing requirements, which provides for the mandatory recovery from current and former officers of incentive-based compensation that was erroneously awarded during the three years preceding the date that the Company is required to prepare an accounting restatement. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.

In May 2025, the Company adopted a supplemental Compensation Recoupment Policy (the “Supplemental Recoupment Policy”), which provides the Compensation Committee the discretion to recoup incentive compensation in all forms including time-and performance-based equity awards received by any current or former employee, not just an officer. Under the Supplemental Recoupment Policy, the Committee may recover incentive compensation in the event of a financial reporting error incorrectly paid or rewarded to an employee, including in connection with a financial restatement, or if an employee engages in detrimental conduct, which is defined as (i) a willful, knowing or intentional breach of any Company policy or an applicable legal or regulatory requirements, (ii) actions or omissions resulting in significant reputational or financial harm to the Company, (iii) a breach of fiduciary duty, (iv) willful misconduct, material dishonesty or fraud in the commission of employee’s service with the Company, or (v) a termination of employment or service due to cause.

CEO Employment Agreement

On January 16, 2024, we entered into an employment agreement with Mr. Dowling, our CEO, effective January 18, 2024. Mr. Dowling’s employment agreement addresses, among other things:

●	base compensation of $1,000,000,
●	cash bonus award target of at least 130% of his base salary,
●	long-term incentives consistent with those extended generally to other executives, and
●	post-termination payments pursuant to the Company’s Executive Severance Plan.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        51

Compensation

Compensation Committee Report

Restrictive Covenant Arrangements

Each NEO has entered into a restrictive covenant agreement with us limiting solicitation of employees and customers for a period of one year after the NEOs termination of employment. Each NEO is also a party to a confidentiality and invention assignment agreement.

Anti-Hedging and Pledging Policy

All directors, executive officers and employees are prohibited from engaging in short sales of our securities and from buying, selling or investing in Company-based derivative securities, including entering into any hedging transactions with respect to our securities or engaging in comparable transactions. Directors and executive officers also are prohibited from pledging any Company securities (i.e., using our common stock as collateral for a loan or to trade shares on margin).

No Undue Risk in Compensation Programs

We strive to reduce the probability and relative impact of compensation-related risk by continuously assessing the risks inherent in our compensation programs and the appropriate risk mitigating strategies. Our management regularly reviews and updates the Compensation Committee on the compensation-related risks identified and the status of mitigation strategies. We mitigate undue risk by emphasizing long-term equity incentives and utilizing caps on potential payments, reasonable retention strategies, performance targets, and appropriate Board and management processes to identify and manage risk. See the discussion under “Proposal 1—Election of Directors—Board of Directors and Board Committees—Compensation Policies and Practices Related to Risk Management” for more information about our practices related to compensation risk management.

Tax Considerations

Section 162(m) of the Internal Revenue Code places a $1 million limit on the amount of compensation a company can deduct in any one year for compensation paid to certain executive officers. While the Compensation Committee considered the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looked at other factors in making its decisions, as noted in this Compensation Discussion and Analysis.

Forward-Looking Statements

The Compensation Discussion and Analysis contains statements regarding future Company performance measures, targets and other goals. These goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Compensation Committee Report

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Richard P. Dealy, Chair

Denise Merle

Melissa M. Miller

Joseph E. Reece

The foregoing Compensation Committee Report will not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent we specifically incorporate this information by reference and will not otherwise be deemed to be filed with the SEC under such Acts.

52        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Executive Compensation Tables

Executive Compensation Tables

Fiscal 2025 Summary Compensation Table

The following table sets forth for each year shown the compensation paid to or earned by each NEO. The table includes compensation for fiscal 2025, fiscal 2024, and fiscal 2023. For a complete understanding of the table, please read the narrative description that follows the table.

Name and Principal Position	Year	Salary (A) ($)	Bonus (B) ($)	Stock Awards (C) ($)	Non-Equity Incentive Plan Compensation (MAIP) (D) ($)	All Other Compensation (E) ($)	Total ($)
Edward Dowling Jr.(1) President and Chief Executive Officer	2025	1,000,000	-	3,500,019	1,645,280	198,276	6,343,575
	2024	705,128	350,000	3,535,579	888,158	366,779	5,845,644
Peter Fjellman(2) Chief Financial Officer	2025	358,077	100,000	599,088	312,196	20,777	1,390,138
Patrick Merrin(3) Chief Operations Officer	2025	335,417	-	964,806	420,682	19,366	1,740,271
Benjamin Nichols(4) Chief Sales Officer	2025	405,000	-	655,969	412,902	24,471	1,498,342
	2024	337,614	-	70,002	142,511	38,323	588,450
Amy Tills(5) Chief Human Resources Officer	2025	21,282	130,000	270,008	13,188	100	434,578
Jeffrey Cathey(6) Former Chief Financial Officer	2025	128,974	-	600,011	-	61,213	790,198
	2024	292,981	-	475,062	214,451	16,610	999,104
Mary Frontczak(7) Former Chief Legal and Administrative Officer and Corporate Secretary	2025	406,879	-	1,247,772	-	51,431	1,706,082
	2024	539,028	-	1,199,825	369,899	67,763	2,176,515
	2023	518,700	-	1,383,191	416,068	58,037	2,375,996
Jennifer Hood(8) Former Chief Supply Chain Officer	2025	172,500	-	241,509	-	734,785	1,148,794
	2024	341,244	-	78,510	142,511	29,428	591,693

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        53

Compensation

Executive Compensation Tables

(1)	Mr. Dowling joined us as Chief Executive Officer in January 2024. As a result, we have only provided information for fiscal 2024 and fiscal 2025.
(2)	Mr. Fjellman joined us as Chief Financial Officer in January 2025. As a result, we have only provided information for fiscal 2025.
(3)	Mr. Merrin joined us as Chief Operations Officer in March 2025. As a result, we have only provided information for fiscal 2025.
(4)	Mr. Nichols was promoted to Chief Sales Officer in January 2024 and to Chief Commercial Officer in March 2025. As such, we have only provided information for fiscal 2024 and fiscal 2025
(5)	Ms. Tills joined us as Chief Human Resources Officer in September 2025. As a result, we have only provided information for fiscal 2025.
(6)	Mr. Cathey ceased serving as Chief Financial Officer on January 27, 2025, and served as an Independent Contractor from January 28, 2025 through April 25, 2025.
(7)	Ms. Frontczak departed the Company on June 26, 2025 after serving as Chief Legal and Administrative Officer and Corporate Secretary.
(8)	Ms. Hood departed the Company on March 25, 2025 after serving as Chief Supply Chain Officer. See “Termination of Employment and Change-in-Control Benefits - Agreement with Ms. Hood” for more information about her separation payments and benefits.
(A)	Salary. The amounts in the Salary column represent the base salary earned for the listed fiscal year. See the discussion on page 48 for more information about base salaries paid to our NEOs.
(B)	Bonus. The amounts in the Bonus column represent a cash sign-on bonus paid to Mr. Dowling, Jr. of $350,000 as part of his hiring package when he joined us in January 2024, a cash sign-on bonus paid to Mr. Fjellman of $100,000 as part of his hiring package when he joined us in January 2025, a cash sign-on bonus paid to Ms. Tills of $130,000 as part of her hiring package when she joined us in September 2025.
(C)	Stock Awards. The amounts in the Stock Awards column are the aggregate grant date fair value of RSUs and PSUs granted to the NEOs in the listed year, determined in accordance with FASB ASC Topic 718. The grant date fair value of RSUs granted in fiscal 2025 is calculated based on the closing price of our common stock on the grant date. The PSUs granted in fiscal 2025 are subject to a market conditions and their grant date fair value is calculated based on a Monte Carlo valuation of each award on the grant date. Estimates of dividend equivalents are included in the calculation of the grant date fair value of RSUs and PSUs. The Company will adjust the expense of the PSUs based upon its estimate of the number of shares that will ultimately vest at each interim date during the vesting period. For more information, see Note 16 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.
●	The above table reflects the grant date fair value of RSUs granted in fiscal 2025 and the grant date fair value of PSUs granted in fiscal 2025 assuming that the target level of performance will be achieved. The grant date fair values of PSUs granted in fiscal 2025, assuming that the maximum level of performance will be achieved, are: $4,200,011 for Mr. Dowling Jr.; $718,908 for Mr. Fjellman; $1,157,763 for Mr. Merrin; $667,157 for Mr. Nichols; $720,019 for Mr. Cathey; $1,497,325 for Ms. Frontczak; and $289,805 for Ms. Hood.
●	The grant date fair value generally does not correspond to the actual value that is realized from RSUs or PSUs. The actual values received upon vesting by NEOs in fiscal 2025 are included in the Option Exercises and Stock Vesting During Fiscal 2025 table. Additional information on all outstanding RSUs and PSUs is reflected in the Outstanding Equity Awards at Fiscal 2025 Year-End table.
(D)	Non-Equity Incentive Plan Compensation. The amounts in the Non-Equity Incentive Plan Compensation column reflect the amounts earned under the MAIP. See the discussion beginning on page 49 for more information about these payments, including the performance factors, the performance results and how payment amounts were determined.
(E)	All Other Compensation. The amounts reported in the All Other Compensation column represent the aggregate dollar amount for perquisites and other personal benefits provided to our NEOs. For fiscal 2025, “All Other Compensation” included the following:

Name	Savings Plan Company Matching Contribution(1) ($)	Insurance Premiums(2) ($)	Other(3) ($)	Total ($)
E. Dowling Jr.	21,000	3,231	174,045	198,276
P. Fjellman	18,506	1,588	683	20,777
P. Merrin	16,215	1,563	1,588	19,366
B. Nichols	23,385	930	156	24,471
A. Tills	-	100	-	100
J. Cathey	6,771	600	53,842	61,213
M. Frontczak	16,275	815	34,341	51,431
J. Hood	9,488	859	724,438	734,785
(1)	Amounts include an estimate of the Savings Plan Company matching contribution expected to be paid by us into the NEO’s Restoration Plan account. This contribution is earned by the NEO with respect to fiscal 2025, but is not paid until fiscal 2026.
(2)	Represents amounts paid by us for Company-sponsored long-term disability insurance, life insurance and business travel accident insurance premiums, which includes accidental death and dismemberment coverage.
(3)	Represents amounts paid for (i) separation payment to Ms. Hood $580,871 plus accelerated vesting of RSUs from various grant date as contemplated by the Executive Severance Plan $136,933; (ii) identity-theft monitoring services for Mr. Nichols, and Ms. Frontczak, (iii) executive physical for Mr. Dowling and Ms. Frontczak, (iv) relocation expenses for Mr. Dowling of $169,045, Mr. Fjellman of $683, and Mr. Merrin of $1,588, (v) vacation payout for Mr. Cathey $2,692, Ms. Frontczak $29,211, and Ms. Hood $6,634, (vi) independent contractor payment for Mr. Cathey $51,150.

54         COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Executive Compensation Tables

Fiscal 2025 Grants of Plan-Based Awards

The following table provides information about MAIP awards and equity awards granted to each NEO during fiscal 2025. For a complete understanding of the table, please read the narrative description that follows the table.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (MAIP) (A)			Estimated Future Payouts Under Equity Incentive Plan Awards (B)			Grant Date Fair Value of Stock Awards (C) ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
E. Dowling			650,000	1,300,000	2,600,000
RSUs	10/15/24	10/14/24					136,400		1,750,012
PSUs	11/19/24	11/18/24				62,013	124,026	297,662	1,750,007
P. Fjellman			183,750	367,500	735,000
RSUs	1/28/25	1/28/25					24,962		299,544
PSUs	1/28/25	1/28/25				12,481	24,962	59,909	299,544
P. Merrin			287,500	575,000	1,150,000
RSUs	3/3/25	3/3/25					33,141		332,404
PSUs	3/3/25	3/3/25				16,571	33,141	79,538	332,404
RSUs	3/3/25	3/3/25					14,955		149,999
PSUs	3/3/25	3/3/25				7,478	14,955	35,892	149,999
B. Nichols			163,125	326,250	652,500
RSUs	10/15/24	10/14/24					18,268		234,378
PSUs	11/19/24	11/18/24				8,306	16,611	39,866	234,381
RSUs	5/13/25	5/13/25					2,210		43,603
PSUs	5/13/25	5/13/25				1,105	2,210	5,304	43,603
RSUs	6/24/25	6/24/25					5,084		100,002
A. Tills			100,000	200,000	400,000
RSUs	9/11/25	9/11/25					14,595		270,008
J. Cathey			-	-	-
RSUs	10/15/24	10/14/24					23,383		300,004
PSUs	11/19/24	11/18/24				10,631	21,262	51,029	300,007

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        55

Compensation

Executive Compensation Tables

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (MAIP) (A)			Estimated Future Payouts Under Equity Incentive Plan Awards (B)			Grant Date Fair Value of Stock Awards (C) ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
M. Frontczak			-	-	-
RSUs	10/15/24	10/14/24					48,627		623,884
PSUs	11/19/24	11/18/24				22,108	44,216	106,118	623,888
J. Hood			-	-	-
RSUs	10/15/24	10/14/24					9,412		120,756
PSUs	11/19/24	11/18/24				4,279	8,558	20,539	120,753
(A)	Estimated Possible Payouts under Non-Equity Incentive Plan Awards (MAIP). The amounts in the columns under the Estimated Possible Payouts under Non-Equity Incentive Plan Awards (MAIP) heading reflect the threshold, target and maximum bonus payment opportunities under the MAIP. The actual MAIP bonus payments are included in the Fiscal 2025 Summary Compensation Table in the Non-Equity Incentive Plan Compensation column. See the discussion beginning on page 49 for more information about these payments, including the performance factors, the performance results and how payment amounts were determined.
(B)	Estimated Future Payouts under Equity Incentive Plan Awards. The amounts in the columns under the Estimated Future Payouts under Equity Incentive Plan Awards reflect the threshold, target and maximum number of shares of our common stock that may be issued with respect to PSUs granted in fiscal 2025. RSUs do not have a threshold or maximum and, as a result, are presented only at target.
(C)	Grant Date Fair Value of Stock Awards. The amounts in the Grant Date Fair Value of Stock Awards column represent the grant date fair value of awards determined in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeiture. For more information, see the Fiscal 2025 Summary Compensation Table.

56        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Executive Compensation Tables

Outstanding Equity Awards at Fiscal 2025 Year-End

The following table summarizes the outstanding equity awards held by each NEO as of September 30, 2025. For a complete understanding of the table, please read the narrative description that follows the table.

		Equity Incentive Plan Awards
		RSUs		PSUs
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested (A) ($)	Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
E. Dowling Jr	11/19/2024			124,026(7)	2,381,299
	10/15/2024	136,400(10)	2,618,880
	1/18/2024	44,700(11)	858,240
	1/18/2024			100,575(12)	1,931,040
P. Fjellman	1/28/2025	24,962(9)	479,270
	1/28/2025			24,962(7)	479,270
P. Merrin	3/3/2025	33,141(5)	636,307
	3/3/2025	14,955(6)	287,136
	3/3/2025			33,141(7)	636,307
	3/3/2025			14,955(8)	287,136
B. Nichols	6/24/2025	5,084(2)	97,613
	5/13/2025	2,210(3)	42,432
	5/13/2025			2,210(4)	42,432
	11/19/2024			16,611(7)	318,931
	10/15/2024	18,268(10)	350,746
	10/15/2023	1,711(13)	32,851
	5/18/2023	685(14)	13,152
A. Tills	9/11/2025	14,595(1)	280,224

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        57

Compensation

Executive Compensation Tables

(1)	Reflects RSU that vest 50% on September 11, 2026 and 2027.
(2)	Reflects RSU that vest 50% on June 24, 2026 and 2027.
(3)	Reflects RSUs that vest 33.33% on May 13, 2026, 2027 and 2028.
(4)	Reflects PSUs that vest on May 13, 2028, subject to the achievement of performance conditions over a three-year performance period. The amount reported represents the target number of PSUs that may be earned. The actual number of shares that may be earned may range between 0% and 240% of the target award level.
(5)	Reflects RSUs that vest 33.33% on March 3, 2026, 2027 and 2028.
(6)	Reflects RSU that vest 50% on March 3, 2026 and 2027.
(7)	Reflects PSUs that vest on September 30, 2027, subject to the achievement of performance conditions over a three-year performance period. The amount reported represents the target number of PSUs that may be earned. The actual number of shares that may be earned may range between 0% and 240% of the target award level.
(8)	Reflects PSUs that vest on March 3, 2028, subject to the achievement of performance conditions over a three-year performance period. The amount reported represents the target number of PSUs that may be earned. The actual number of shares that may be earned may range between 0% and 240% of the target award level.
(9)	Reflects RSUs that vest 33.33% on January 28, 2026, 2027 and 2028.
(10)	Reflects RSU that vest 33.33% on October 15, 2025, 2026 and 2027.
(11)	Reflects RSU that vest 50% on January 18, 2026 and 2027.
(12)	Reflects PSUs that vest on September 30, 2026, subject to the achievement of performance conditions over a three-year performance period. The amount reported represents the target number of PSUs that may be earned. The actual number of shares that may be earned may range between 0% and 275% of the target award level.
(13)	Reflects RSUs that vest 100% on October 15, 2026.
(14)	Reflects RSUs that vest 100% on May 18, 2026.
(A)	Market Value of Shares or Units that Have Not Vested. Amounts in the Market Value of Shares or Units that Have Not Vested column are calculated by multiplying the number of shares or units, as applicable, by $19.20, the closing price of our common stock on September 30, 2025.

58        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Executive Compensation Tables

Options Exercises and Stock Vested During Fiscal 2025

The following table summarizes the value realized (before payment of any withholding taxes and broker commissions) by each NEO upon stock option exercises during fiscal 2025 and RSUs and PSUs that vested during fiscal 2025. For a complete understanding of the table, please read the narrative description that follows the table.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (A) ($)
E. Dowling Jr.(1)	22,350	317,594
P. Fjellman	-	-
P. Merrin	-	-
B. Nichols(2)	2,175	32,249
A. Tills	-	-
J. Cathey(3)	3,152	37,887
M. Frontczak(4)	11,699	150,098
J. Hood(5)	17,009	175,680
(1)	For Mr. Dowling, Jr., amount represents 22,350 RSUs that were granted on January 18, 2024 and vested January 18, 2025.
(2)	For Mr. Nichols, amount represents 170 RSUs that were granted on October 15, 2021 and vested October 15, 2024; 465 RSUs that were granted on October 15, 2022 and vested October 15, 2024; 684 RSUs that were granted May 18, 2023 and vested May 18, 2025; 856 RSUs that were granted on October 15, 2023 and vested October 15, 2024.
(3)	For Mr. Cathey, amount represents 3,152 RSUs that were granted on December 18, 2023 and vested on December 18, 2024.
(4)	Ms. Frontczak, amount represents 1,160 RSUs that were granted on October 15, 2021 and vested October 15, 2024; 3,206 RSUs that were granted on October 15, 2022 and vested on October 15, 2024; 7,333 RSUs that were granted on October 15, 2023 and vested on October 15, 2024.
(5)	For Ms. Hood, amount represents 170 RSUs that were granted on October 15, 2021 and vested October 15, 2024; 465 RSUs that were granted on October 15, 2022 and vested on October 15, 2024; 856 RSUs that were granted on October 15, 2023 and vested October 15, 2024; 685 RSUs that were granted on May 18, 2023 and vested May 18, 2024; 1,679 RSUs granted on August 30, 2023 and vested August 30, 2024. In addition, on March 25, 2025, Ms. Hood received 13,154 RSUs from various grant dates as contemplated by the Executive Severance Plan.
(A)	Value Realized on Vesting. Amounts in the Value Realized on Vesting column are calculated by multiplying the number of shares acquired upon vesting by the closing price of our common stock on the vesting date.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        59

Compensation

Executive Compensation Tables

Non-Qualified Deferred Compensation for Fiscal 2025

The following table summarizes each NEO’s compensation under the Restoration Plan for fiscal 2025. For a complete understanding of the table, please read the narrative description that follows the table.

Name	Executive Contributions in Fiscal 2025 (A) ($)	Registrant Contributions for Fiscal 2025 (B) ($)	Aggregate Earnings (Losses) in Fiscal 2025 (C) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of Fiscal 2025 (D) ($)
E. Dowling Jr.	-	9,800	337	-	10,137
P. Fjellman	19,688	19,688	3,035	-	42,410
P. Merrin	17,250	17,250	2,291	-	36,791
B. Nichols	11,558	23,318	10,364	-	95,068
A. Tills	-	-	-	-	-
J. Cathey	-	2,300	(50)	(2,250)	-
M. Frontczak	-	9,800	14,377	-	245,952
J. Hood	-	-	1,037	-	8,026
(A)	Executive Contributions in Fiscal 2025. The amounts in the Executive Contributions in Fiscal 2025 column are the amounts that the NEO elected to defer under the Restoration Plan. Each of our NEOs has the option to participate in the Restoration Plan, which is a non-qualified deferred compensation plan. The Restoration Plan allows eligible U.S.-based employees to voluntarily defer up to 50% of their base salary and 100% of their annual cash bonus. Participants may elect to receive deferred amounts on termination of employment. Distributions may be scheduled as a lump sum payment or as annual installments over a period of up to 10 years. Any amounts credited to the Restoration Plan on behalf of a participant are adjusted for investment gains and losses in the same manner as our Savings Plan (except that our common stock is not offered as an investment option under the Restoration Plan). The Restoration Plan assets are held in a “rabbi trust,” and, as a result, are subject to the claims of our general creditors.
(B)	Registrant Contributions for Fiscal 2025. The amounts in the Registrant Contributions for Fiscal 2025 column represent estimate of the Savings Plan Company matching contribution for the portion made by us and earned by the NEO with respect to fiscal 2024 (which were paid in fiscal 2025) and fiscal 2025 (which will be paid in fiscal 2026). These amounts are included in the Fiscal 2025 Summary Compensation Table. If a participant has reached the IRS maximum contribution limit for the Savings Plan, we make Company contributions to the Restoration Plan, instead of the Savings Plan. See “Compensation Discussion and Analysis—Executive Compensation Decisions for Fiscal 2026 -- Retirement and Other Benefits – Savings Plan / Restoration Plan” for more information.
(C)	Aggregate Earnings (Losses) in Fiscal 2025. The amounts in the Aggregate Earnings (Losses) in Fiscal 2025 column represent deemed investment earnings or losses from voluntary contributions and Company contributions to the Restoration Plan. We do not guarantee any returns on contributions to the Restoration Plan. The amounts do not represent “above market” earnings (as defined by the SEC) and therefore are not included in the Fiscal 2025 Summary Compensation Table.
(D)	Aggregate Balance at End of Fiscal 2025. The amounts in the Aggregate Balance at End of Fiscal 2025 column include the following amounts that were previously reported in Summary Compensation Tables. The amounts in the Aggregate Balance at End of Fiscal 2024 column do not include the estimated Savings Plan Company matching contributions which are expected to be paid in fiscal 2025 and are included in the Registrant Contributions for Fiscal 2025 column.

Termination of Employment and Change in Control Benefits

To enable us to offer competitive total compensation packages to our NEOs, to ensure the ongoing retention of these individuals and to ensure they remain focused on stockholder interests, we offer certain post-employment payments and benefits to our NEOs upon the occurrence of several specified events. These payments and benefits are chiefly provided under (i) Change in Control (CIC) agreements we have entered into with each of our NEOs, (ii) the Executive Severance Plan, which benefits each of our NEOs, and (iii) our 2020 Incentive Award Plan and related award agreements.

60        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Executive Compensation Tables

Change in Control Agreements

We have entered into “double-trigger” CIC agreements with each of our NEOs. Under “double-trigger” change in control agreements, there is no severance payment unless there is a change in control (as defined in the CIC agreement) and employment is terminated under specified circumstances. This section describes the CIC agreements effective as of September, 30, 2024. In October 2024, each of our NEOs executed new CIC and Severance Agreements that remain “double-trigger” for cash severance payments but that provide for equity vesting upon a change in control.

Pursuant to each CIC agreement, a NEO is only entitled to the severance payments and benefits described below if:

●	Within two years of a change in control, a NEO’s employment is terminated by the Company without cause or by a NEO for good reason (as defined in the CIC agreement)
●	Or in the event:
(i)	a NEO’s employment is terminated by the Company without cause or by a NEO for good reason prior to a change in control, and
(ii)	a change in control occurs within 60 days of the NEO’s termination.

In connection with entering into a CIC agreement, each NEO must enter into a Restrictive Covenant Agreement as well as a Non-Competition and Non-Solicitation Agreement limiting solicitation of employees and customers as well as competition for a period of two years after the NEO’s termination of employment. The following table summarizes the severance payments and benefits provided in connection with a qualifying termination of NEOs under our CIC agreements. To receive these payments and benefits, the NEO must execute a release of claims. The CIC agreements include a “best net” excise tax provision that provides that, in the event of a change in control of the Company, if the NEO’s compensation otherwise would be subject to the excise tax imposed under Section 280G of the Internal Revenue Code, the payments will be reduced so that they are not affected by Section 280G, but only if this reduction would put the NEO in a better after-tax position than without such reduction. The CIC agreements do not provide for excise tax gross-up payments upon a change in control and individual tax payments are the obligation of each NEO.

Severance Payments and Benefits
Lump Sum Cash Payment

For our CEO:

●
An amount equal to the CEO’s Bonus Amount(1) prorated based on the termination date
●
An amount equal to two- and one-half times the sum of the CEO’s:
(i)
Highest annual base salary rate during the 12-month period immediately preceding termination, plus
(ii)
An amount equal to the CEO’s Bonus Amount(1)
●
An amount equal to the aggregate premium costs for 24 months of coverage under our health, vision, and dental plans

For NEOs other than our CEO:

Mr. Fjellman (Chief Financial Officer), Mr. Merrin (Chief Operations Officer), Mr. Nichols (Chief Commercial Officer) and Ms. Tills (Chief Human Resources Officer):

●
An amount equal to the two (2) times the NEOs annual base salary as of the termination date
●
The Bonus Amount is an amount equal to the higher of (i) the average MAIP bonuses during the three years prior to the termination (annualized in the event the NEO was not employed by us for the entire year) and (ii) MAIP bonus (the target level) for the year in which the termination occurs.
●
An amount equal to the aggregate premium costs for 24 months of coverage under our health, vision, and dental plans

Bonus Payments and Equity Awards	See “Bonus Payments and Equity Awards”
(1)	The Bonus Amount is an amount equal to the higher of (i) the average MAIP bonuses during the three years prior to the termination (annualized in the event the NEO was not employed by us for the entire year) and (ii) MAIP bonus (the target level) for the year in which the termination occurs.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        61

Compensation

Executive Compensation Tables

Executive Severance Plan

The Compensation Committee has adopted the Compass Minerals International, Inc. Executive Severance Plan. Each NEO (other than Mr. Dowling) participated in the Executive Severance Plan in fiscal 2025.

Under the Executive Severance Plan, any participant who:

(i)	is involuntarily terminated without Cause (as defined in the Executive Severance Plan), or
(ii)	voluntarily terminates his or her employment with Good Reason (as defined in the Executive Severance Plan) will receive the payments and benefits described below.

To receive these payments and benefits, the NEO must execute a release of claims. The Executive Severance Plan includes a Section 280G “best net” excise tax provision that is similar to the one included in the CIC agreements, described under “— Change in Control Agreements.” The Executive Severance Plan does not provide for any tax gross-up payments.

Executive Severance Plan Payments and Benefits
Lump Sum Cash Payment	●	An amount equal to:
		(i)	one times the participant’s annual base salary as of termination date, plus
		(ii)	an amount equal to the higher of the participant’s
(a) average MAIP bonus(1) for the three full years prior to the year of termination (or fewer if the participant was employed for fewer than three years) and
(b) MAIP bonus (at the target level) for the year in which the termination occurs, plus
		(iii)	the aggregate premium costs for 18 months of coverage under our health, vision, and dental plans
Benefits	●	Outplacement counseling services
Equity Awards	●	At the election of the Compensation Committee, either:
		(i)	any RSUs will be accelerated, or
		(ii)	the NEO will receive an equivalent cash payment in lieu of accelerated vesting of RSUs
	●	PSUs and options are not impacted by the Executive Severance Plan and will be governed by the applicable award agreement(s)

The Executive Severance Plan is intended to represent the exclusive severance benefits payable by us to a participant. As a result, any participant who is entitled to receive benefits payable in connection with a change in control pursuant to a CIC agreement may not also receive payments or benefits under the Executive Severance Plan. In other words, a participant may not collect severance benefits under the Executive Severance Plan if he or she receives benefits under a CIC agreement with us.

Although we expect to maintain the Executive Severance Plan indefinitely, we may amend, modify or terminate the Executive Severance Plan at any time. Therefore, severance benefits under the Executive Severance Plan are not guaranteed and may be eliminated in the future.

Agreement with Ms. Hood, our former Chief Supply Chain Officer

Ms. Hood incurred a termination without cause on March 25, 2025, as part of a Company-wide reduction-in-force. In connection with her departure, Ms. Hood was entitled to severance payments under our Executive Severance Plan, which is described in more detail under “Executive Severance Plan.” Upon signing and not revoking her separation agreement, Ms. Hood received payments and benefits contemplated by our Executive Severance Plan, which include a payment of $580,871, less applicable withholdings and deductions. This payment is calculated as the sum of (a) $345,000, representing twelve (12) months of base salary, plus (b) $207,000 representing her fiscal 2025 target bonus plus (c) $28,871 representing eighteen (18) months of the costs of health and welfare benefits. Under the Executive Severance Plan, Ms. Hood’s outstanding, unvested RSUs immediately vested upon termination and she received 13,154 shares of the Company’s common stock, less applicable withholdings and deductions. As contemplated by the Executive Severance Plan, Ms. Hood is also entitled to outplacement services. Upon signing and not revoking her separation agreement, Ms. Hood agreed to a release and waiver of claims, a non-disparagement covenant and a cooperation covenant.

Other Fiscal 2025 Leadership Changes

Mr. Cathey, our former Chief Financial Officer, and Ms. Frontczak, our former Chief Legal and Administrative Officer and Corporate Secretary, each departed the Company during fiscal 2025. In connection with each of their departures, they were not entitled to and did not receive any severance payments.

62        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Executive Compensation Tables

Bonus Payments and Equity Awards

Bonus Payments

Any NEO who terminates employment, voluntarily or involuntarily, prior to the MAIP payment date will not receive a MAIP bonus payment.

Equity Awards

The treatment of equity awards upon termination of employment depends on the reason for the termination. The following table summarizes treatment of equity awards under various termination scenarios for all NEOs. In addition, the treatment of equity awards held by NEOs if they are terminated in certain circumstances is described under “Executive Severance Plan”.

Termination Scenario	Treatment Upon Termination of Employment
Change in Control	Options, RSUs and PSUs:
	●	Vesting accelerated upon a change in control.
	●	Vesting also accelerated if, within 24 months of a change in control, a NEO is terminated without cause or terminates for good reason. Vested options must be exercised within one year of the termination date.
	●	The number of PSUs earned will be determined based on our actual performance through the date of the change in control, termination date or most recent practicable measurement date.
Retirement	Options and RSUs granted:
	●	Vesting is accelerated. Vested options must be exercised within one year of the retirement date. RSUs will be immediately vested and paid to the NEO within 60 days of the retirement date.
PSUs granted:
	●	No acceleration of vesting. Unvested PSUs are retained subject to original terms. The number of PSUs earned will be determined based on the Company’s actual performance.
Retirement is defined as voluntary retirement on or after attaining age 60, with a combined age and years of service equal to or greater than 65.
Disability	Options, RSUs and PSUs granted:
	●	Vesting is accelerated. Vested options must be exercised within one year of the termination date. RSUs and PSUs will be released to the NEO within 60 days of the disability date. PSUs are paid at the target level.
Death	Options, RSUs and PSUs granted:
	●	Vesting is accelerated. Vested options must be exercised within one year of death. RSUs and PSUs will be released to the NEO’s beneficiary within 60 days of death. PSUs are paid at the target level.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        63

Compensation

Fiscal 2025 Potential Payments Upon Change in Control and Other Events

Fiscal 2025 Potential Payments Upon Change in Control and Other Events

The following table outlines the value of the potential payments, upon certain qualifying terminations, that would have been paid to each NEO if the NEO’s employment was terminated on September 30, 2025.

Name	Termination Scenario		Lump Sum Payment ($)	MAIP Bonus Amount ($)	Equity Awards ($)	Value of Continued Benefits/ Other Amounts ($)	Total ($)
E. Dowling, Jr.	●	Termination Without Cause or for Good Reason (Change in Control)(1)	2,500,000	5,155,653	7,789,459	66,211	15,511,323
	●	Death	-	-	7,789,459	-	7,789,459
	●	Disability	-	-	7,789,459	-	7,789,459
	●	Termination Without Cause or for Good Reason (Non Change in Control)	1,000,000	1,300,000	7,789,459	49,658	10,139,117
P. Fjellman	●	Termination Without Cause or for Good Reason (Change in Control)(1)	1,050,000	1,099,526	958,541	38,445	3,146,512
	●	Death	-	-	958,541	-	958,541
	●	Disability	-	-	958,541	-	958,541
	●	Termination Without Cause or for Good Reason (Non Change in Control)	525,000	445,994	479,270	28,834	1,479,098
P. Merrin	●	Termination Without Cause or for Good Reason (Change in Control)(1)	1,150,000	1,675,096	1,846,886	-	4,671,982
	●	Death	-	-	1,846,886	-	1,846,886
	●	Disability	-	-	1,846,886	-	1,846,886
	●	Termination Without Cause or for Good Reason (Non Change in Control)	575,000	575,000	923,443	-	2,073,443
B. Nichols	●	Termination Without Cause or for Good Reason (Change in Control)(1)	870,000	1,065,402	947,194	60,979	2,943,575
	●	Death	-	-	947,194	-	947,194
	●	Disability	-	-	947,194	-	947,194
	●	Termination Without Cause or for Good Reason (Non Change in Control)	435,000	326,250	545,702	45,734	1,352,686
A. Tills	●	Termination Without Cause or for Good Reason (Change in Control)(1)	800,000	446,440	280,224	61,675	1,588,339
	●	Death	-	-	280,224	-	280,224
	●	Disability	-	-	280,224	-	280,224
	●	Termination Without Cause or for Good Reason (Non Change in Control)	400,000	200,000	280,224	46,256	926,480
(1)	Change in Control severance benefits are double trigger.

64        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation

Fiscal 2025 Potential Payments Upon Change in Control and Other Events

The following table provides the estimates of total value attributable to PSUs and RSUs, respectively.

Name	Type of Termination		RSUs(a) ($)	PSUs(a) ($)	Total ($)
E. Dowling, Jr.	●	Change in Control	3,477,120	4,312,339	7,789,459
	●	Death	3,477,120	-	3,477,120
	●	Disability	3,477,120	-	3,477,120
	●	Without Cause, Non- Renewal of Employment Agreement or Good Reason	3,477,120	-	3,477,140
P. Fjellman	●	Change in Control	479,270	479,270	958,540
	●	Death	479,270	479,270	958,540
	●	Disability	479,270	479,270	958,540
	●	Without Cause or for Good Reason	479,270	-	479,270
P. Merrin	●	Change in Control	923,443	923,443	1,846,886
	●	Death	923,443	923,443	1,846,886
	●	Disability	923,443	923,443	1,846,886
	●	Without Cause or for Good Reason	923,443	-	923,443
B. Nichols	●	Change in Control	545,702	401,491	947,193
	●	Death	545,702	401,491	947,193
	●	Disability	545,702	401,491	947,193
	●	Without Cause or for Good Reason	545,702	-	545,702
A. Tills	●	Change in Control	280,224	-	280,224
	●	Death	280,224	-	280,224
	●	Disability	280,224	-	280,224
	●	Without Cause or for Good Reason	280,224	-	280,224
(a)	Amounts do not include potential payments for dividend equivalents. For PSUs, amounts assume that the target level (or 100%) of performance will be achieved.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        65

Compensation

CEO Pay Ratio

CEO Pay Ratio

The pay ratio information is provided pursuant to the SEC’s guidance under Item 402(u) of Regulation S-K. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this pay ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Since the applicable SEC rules allow companies to use a variety of methods to determine this ratio, the ratio disclosed by the Company may not be comparable to the ratio disclosed by other companies.

We have determined our median employee by considering all employees (other than our CEO) using their fiscal 2025 base salary and fiscal 2025 annual incentive bonuses (paid in December 2025) as our consistently applied compensation measure. As of September 30, 2025, we had 1,849 employees who were employed on a full-time, part-time or seasonal basis of which:

●	906 were located in the U.S.,
●	761 were located in Canada,
●	182 were located in the U.K.

Based on this information, we selected September 30, 2025, as our identification date and identified our median employee to be a full-time U.S. employee, who we believe is a reasonable representation of our median employee for compensation purposes. This individual’s fiscal 2025 total compensation, calculated using the same methodology as the Fiscal 2025 Summary Compensation Table, was $93,154, and our CEO’s fiscal 2025 total compensation, as presented in the Fiscal 2025 Summary Compensation table, was $6,343,575. Based on this information, our fiscal 2025 CEO pay ratio was estimated to be 68 to 1.

Pay Versus Performance

The pay versus performance information is provided pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K. The following table sets forth information regarding the compensation per the Summary Compensation Table (SCT) on page 53 of this Proxy Statement, the compensation actually paid (CAP) to our principal executive officer (PEO) and, on average, to our other named executive officers (Non-PEO NEOs) during the specified years, as calculated in accordance with the Pay Versus Performance (PvP) disclosure rule, and the Company’s performance.

	Summary Compensation Table Total for PEO ($) (b)		Compensation Actually Paid to PEO ($) (c)		Average Summary Compensation Table Total for Non-CEO NEOs ($) (d)	Average Compensation Actually Paid to Non-CEO NEOs ($) (e)	Value of Initial Fixed $100 Investment Based on:
Fiscal Year (a)							Compass Minerals TSR ($) (f)	Peer Group TSR ($) (g)	Net Income ($ Millions) (h)	Adjusted EBITDA(1) ($ Millions) (i)
	Dowling	Crutchfield	Dowling	Crutchfield
2025	6,343,575	-	8,837,759	-	1,224,496	1,002,928	34	186	(79.8)	198.8
2024	5,845,645	10,423,984	5,363,532	1,540,890	1,792,079	657,407	21	135	(206)	206.0
2023	-	9,173,738	-	2,909,970	2,670,324	1,314,008	48	131	16	198.2
2022	-	10,613,024	-	4,897,914	2,777,012	1,251,000	65	114	(25)	193.1
2021	-	5,797,560	-	3,880,277	1,733,811	1,089,954	108	125	(213)	204.1

(1)	For the definition of EBITDA, please refer to page 10.

Column (b): Reflects compensation amounts reported in the “Summary Compensation Table” for the CEO for the respective years shown.

Column (c): “Compensation Actually Paid to the PEO” in each of fiscal years 2025, 2024, 2023, 2022, and 2021 reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (b) of the table above do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. For information regarding the decisions made by the Compensation Committee in regard to the PEO’s compensation for each fiscal year, please see the Compensation Discussion & Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

66         COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation
Pay Versus Performance

Fiscal Year	2021	2022	2023	2024		2025
CEO	Crutchfield	Crutchfield	Crutchfield	Dowling	Crutchfield	Dowling
SCT Total Compensation ($)	5,797,560	10,613,024	9,173,738	5,845,645	10,423,984	6,343,575
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	3,477,562	7,881,343	5,997,970	3,535,579	3,934,025	3,500,019
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	1,466,383	6,017,107	2,856,593	3,053,466	0	5,320,412
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(495,027)	(2,724,785)	(3,325,077)	0	0	645,845
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	588,923	(1,126,088)	202,685	0	(66,604)	48,947
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	-	-	-	0	(4,882,466)	0
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	-	-	-	0	0	21,000
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	-	-	-	0	0	0
Compensation Actually Paid ($)	3,880,277	4,897,914	2,909,970	5,363,532	1,540,890	8,837,759

Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Performance share unit grant date fair values are calculated using the stock price as of date of grant assuming target performance. Adjustments have been made using the stock price and performance modifier as of year-end and as of the date of vest. Time-vested restricted share unit grant date fair values are calculated using the stock price as of date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest.

Column (d): The following non-CEO named executive officers are included in the average figures shown:

Fiscal Year 2021: James Standen, Mary Frontczak, George Schuller Jr., and Brad Griffith

Fiscal Year 2022: Lorin Crenshaw, Mary Frontczak, George Schuller Jr., James Standen, and Brad Griffith

Fiscal Year 2023: Lorin Crenshaw, Mary Frontczak, George Schuller Jr., and James Standen

Fiscal Year 2024: Lorin Crenshaw, Jeffrey Cathey, Mary Frontczak, Benjamin Nichols, George Schuller Jr., Jennifer Hood, and James Standen

Fiscal Year 2025: Peter Fjellman, Patrick Merrin, Benjamin Nichols, Amy Tills, Jeffrey Cathey, Mary Frontczak, and Jennifer Hood

Column (e): “Average Compensation Actually Paid to Non-PEO NEOs” in each of fiscal years 2025, 2024, 2023, 2022, and 2021 reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (d) of the table above do not reflect the actual amount of compensation earned by or paid to our non-PEO NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee in regard to the non-PEO NEOs’ compensation for each fiscal year, please see the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement         67

Compensation
Pay Versus Performance

Fiscal Year	2021	2022	2023	2024	2025
Non-CEO NEOs	See Column (d) Note	See Column (d) Note	See Column (d) Note	See Column (d) Note	See Column (d) Note
SCT Total Compensation ($)	1,733,811	2,777,012	2,670,324	1,792,079	1,224,496
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	972,178	1,272,670	1,561,016	860,161	654,166
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	405,201	547,929	609,311	170,509	596,436
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(34,082)	(303,692)	(459,642)	(105,065)	2,853
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(42,798)	(87,736)	55,031	(14,085)	2,030
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	-	(409,843)	-	(325,870)	(155,772)
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	-	-	-	0	12,949
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	-	-	-	0	0
Compensation Actually Paid ($)	1,089,954	1,251,000	1,314,008	657,407	1,002,928

Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Performance share unit grant date fair values are calculated using the stock price as of date of grant assuming target performance. Adjustments have been made using the stock price and performance modifier as of year-end and as of the date of vest. Time-vested restricted share unit grant date fair values are calculated using the stock price as of date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest.

Column (f): For the relevant fiscal year, represents the cumulative total shareholder return (TSR) of Compass Minerals for the measurement periods beginning on September 30 of each of 2025, 2024, 2023, 2022 and 2021.

Column (g): For the relevant fiscal year, represents the cumulative TSR of the Compensation Peer Group (“Peer Group TSR”) for the measurement periods ending on September 30 of each of 2025, 2024, 2023, 2022 and 2021. The peer group used for this purpose in 2025 consists of the following companies: Alpha Metallurgical Resources, Inc., Arch Resources, Inc., Balchem Corporation, Coeur Mining, Inc., Ecovyst Inc., Hecla Mining Company, Innospec Inc., Koppers Holdings Inc., LSB Industries, Inc., Metallus Inc., Minerals Technologies Inc., Peabody Energy Corporation, Ramaco Resources, Inc., Sensient Technologies Corporation, SSR Mining Inc., Tronox Holdings plc, U.S. Silica Holdings, Inc., and Warrior Met Coal, Inc The peer group used for this purpose in 2024 and 2023 consists of the following companies: Albemarle Corporation, Alpha Metallurgical Resources, Inc., Arch Resources, Inc., Balchem Corporation, Coeur Mining, Inc., Eagle Materials Inc., Hecla Mining Company, Innospec Inc., Koppers Holdings Inc., Livent Corporation, Minerals Technologies Inc., Peabody Energy Corporation, Sensient Technologies Corporation, Summit Materials, Inc., Tronox Holdings plc, U.S. Silica Holdings, Inc., and Warrior Met Coal, Inc. The peer group used for this purpose in 2021 and 2022 consists of the following companies: Albemarle Corporation, Alpha Metallurgical Resources, Inc., Arch Resources, Inc., Balchem Corporation, Cleveland-Cliffs Inc., Coeur Mining, Inc., Eagle Materials Inc., Ferro Corporation, H.B. Fuller Company, Hecla Mining Company, Innospec Inc., Minerals Technologies Inc., Peabody Energy Corporation, The Scotts Miracle-Gro Company, Sensient Technologies Corporation, Summit Materials, Inc., Tronox Holdings plc, U.S. Concrete, Inc., U.S. Silica Holdings, Inc., and Warrior Met Coal, Inc.

Column (h): Reflects “Net Income” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended September 30, 2025, 2024, 2023, 2022, and 2021.

Column (i): Adjusted EBITDA(1), our Company-Selected Measure, is calculated as described on page 10 of the “Compensation Discussion and Analysis.”

(1)	For the definition of EBITDA, please refer to page 10.

68      COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Compensation
Pay Versus Performance

Relationship Between Pay and Performance

Below are graphs showing the relationship of “compensation actually paid” to our Chief Executive Officer and other named executive officers in fiscal years 2021, 2022, 2023, 2024, and 2025 to (1) TSR of both Compass Minerals and the Peer Group, (2) Compass Minerals’ net income and (3) Compass Minerals’ adjusted EBITDA(1).

CAP vs Total Shareholder Return

(1)	For the definition of EBITDA, please refer to page 10.

Relationship Between Pay and GAAP Net Income

The following shows the relationship between PEO CAP, Average Non.PEO NEO CAP and GAAP Net Income.

CAP vs GAAP Net Income (Loss)

Relationship Between Pay and Adjusted EBITDA

The following shows the relationship between PEO CAP, Average Non.PEO NEO CAP, and Adjusted EBITDA.

CAP vs Adjusted EBITDA

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement      69

Compensation
Equity Compensation Plan Information

Most Important Performance Measures

Listed below are the performance measures which in our assessment represent the most important financial performance measures we use to link compensation actually paid to our named executive officers, for fiscal 2025, to company performance.

Measure
Adjusted EBITDA(1)
Adjusted Operating Cash Flow
Free Cash Flow
Relative Total Shareholder Return (rTSR)
Return on Capital Employed (ROCE)
Safety - Total Recordable Injury Rate (TRIR)
(1)	For the definition of EBITDA, please refer to page 10.

Equity Compensation Plan Information

The following table provides information as of September 30, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of shares to be issued upon exercise of outstanding securities	Weighted-average exercise price of outstanding securities	Number of securities available for issuance under plan
Equity compensation plans approved by stockholders:
Total securities under approved plans(a)	1,379,244		3,823,000
Equity compensation plans not approved by stockholders(b) :
2004 Directors Deferred Share Plan	8,548	N/A
Total	1,387,792		3,823,000
(a)	In May 2020, stockholders approved the 2020 Incentive Award Plan. No new awards will be made under the 2005 Incentive Award Plan or the 2015 Incentive Award Plan subsequent to the approval of the 2020 Incentive Award Plan.
(b)	Prior to 2008, non-employee directors were issued common stock and deferred stock units in connection with their service as a director under the 2004 Directors Deferred Share Plan. In 2008, we began issuing non-employee director shares of common stock and deferred stock units under equity plans approved by stockholders. No new awards will be granted under the 2004 Directors Deferred Share Plan.

70     COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

AUDIT MATTERS

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Appointment of Our Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) audited our annual financial statements for the fiscal year ended September 30, 2025. The Audit Committee has appointed KPMG to be our independent registered accounting firm for the fiscal year ending September 30, 2026, and our stockholders are asked to ratify this appointment at the Annual Meeting. In determining whether to reappoint KPMG, the Audit Committee considered the qualifications, performance and independence of the firm and the audit engagement team, the quality of its discussion with KPMG and the fees charged by KPMG for the quality and breadth of services provided. We expect representatives of KPMG to attend the Annual Meeting. These representatives will be able to make a statement and respond to questions from our stockholders.

Ernst & Young served as our independent registered public accounting firm for the fiscal year ended September 30, 2023 and reported on our consolidated financial statements for that year.

Changes in Registrant’s Certifying Accountant

On December 1, 2023, upon the completion of a comprehensive selection process, we, at the direction of the Audit Committee, dismissed Ernst & Young as our independent registered public accounting firm.

On December 6, 2023, as reported on our current report on Form 8-K dated December 7, 2023, as part of a comprehensive selection process, the Audit Committee engaged KPMG as our independent registered public accounting firm for the fiscal year ending September 30, 2024.

During the fiscal year ended September 30, 2023 and the subsequent interim period through December 1, 2023, the effective date of Ernst & Young’s dismissal, there were (i) no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Ernst & Young’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and (ii) no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K, except concerning the material weaknesses in the Company’s internal control over financial reporting disclosed in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2022, March 31, 2023 and June 30, 2023, and reported in Item 9A of the Company’s Annual Reports on Form 10-K for the fiscal year ended September 30, 2022.

Ernst & Young’s reports on the Company’s consolidated financial statements for the fiscal year ended September 30, 2023, does not contain any adverse opinion or disclaimer of opinion, and they are not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended September 30, 2023, and the subsequent interim period through December 6, 2023, the effective date of KPMG’s appointment, neither the Company nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, where either a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        71

Audit Matters

Proposal 3—Ratification of Appointment of Independent Auditors

Auditor Fees

Auditor fees were principally for audit work performed on our financial statements and internal controls over financial reporting, as well as statutory audits. The following table shows the fees paid or accrued for audit and other services provided by KPMG for the fiscal years ended September 30, 2025 and 2024.

	Fiscal Year Ended September 30, 2025 ($ thousands)	Fiscal Year Ended September 30, 2024 ($ thousands)
Audit fees(1)	2,522	3,289
Audit-related fees(2)	110	120
Tax fees(3)	214	417
All other fees(4)	-	-
Total fees	2,846	3,826
(1)	Audit fees. Relates to services associated with the audit of our financial statements, audit of our internal controls over financial reporting, review of our quarterly financial statements and statutory audits required internationally.
(2)	Audit-related fees. Relates to services for pension and employee benefit plan audits.
(3)	Tax fees. Relates to tax services, including tax compliance, tax advice and tax planning.
(4)	All other fees. Relates to services that are not included in audit fees, audit-related fees and tax fees.

Under the Audit Committee charter, the Audit Committee must pre-approve all audit and audit-related services provided by the independent registered accounting firm. Each year, the Audit Committee considers a list of specific services and categories of services for pre-approval for the upcoming or current year. Any non-audit services that were not included in the pre-approved list are required to be pre-approved by the Audit Committee in advance under policies and procedures established by the Audit Committee. The Audit Committee approved all audit, audit-related and tax services provided by the independent registered accounting firm for fiscal 2025, and 2024.

72        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Audit Matters

Vote Required

Vote Required

Stockholders are being asked to ratify the appointment of KPMG as our independent registered accounting firm for fiscal 2025. Although the Audit Committee has the sole authority to appoint our independent auditors, our Board believes that submitting the appointment of KPMG to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered accounting firm. Additionally, even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during fiscal 2026 if it determines that such a change would be in the best interests of us and our stockholders.

The ratification of the Audit Committee’s selection of KPMG as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the meeting. Abstentions will have the same effect as votes against the ratification.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2026.

Report of the Audit Committee

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the appointment, compensation and oversight of independent registered public accountants. We have engaged KPMG LLP as our independent auditors since December 2023, prior to which Ernst & Young LLP served as our independent auditors. Our management has the primary responsibility for our financial reporting process, policies, principles and internal controls, as well as preparation of our financial statements. Our independent registered public accountants are responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements to accounting principles generally accepted in the United States and effectiveness of our internal controls over financial reporting.

In fulfilling its responsibilities, the Audit Committee reviewed and discussed with our management the audited financial statements for the fiscal year ended September 30, 2025, including a discussion of:

●	the acceptability and quality of the accounting principles,
●	the reasonableness of significant accounting judgments and critical accounting policies and estimates,
●	the clarity of disclosures in the financial statements, and
●	management’s assessment and report on internal control over financial reporting.

The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and discussed with our management their assessment of our internal controls over financial reporting.

The Audit Committee reviewed with the independent registered public accountants who are responsible for expressing opinions on:

(I)	the conformity of those audited financial statements with generally accepted accounting principles, and
(II)	the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under the standards established by the Public Company Accounting Oversight Board (United States), including those matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Release No. 2012-004.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board for Independent Auditor Communications with Audit Committees concerning independence and has discussed those disclosures and other matters relating to independence with the independent registered public accountants.

The Audit Committee discussed with our internal auditor and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and independent registered public accountants, with and without our management present, to discuss the results of their examinations of our internal controls, including controls over the financial reporting process and the overall quality of our financial reporting.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        73

Audit Matters

Report of the Audit Committee

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by our management and the independent registered public accountants. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of our management and the independent registered public accountants, nor can the Audit Committee certify that the independent registered public accountants are indeed “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel and direction to our management and the auditors on the basis of the information it receives, discussions with our management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.

In reliance on the reviews and discussions with management and with the independent registered public accountants referred to above, and the receipt of an unqualified opinion from KPMG dated December 11, 2025, regarding our audited financial statements for the fiscal year ended September 30, 2025, as well as the opinion of KPMG on the effectiveness of internal controls over financial reporting dated December 11, 2025, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2025, for filing with the SEC.

The Audit Committee

Lori A. Walker, Chair

Russell Ball

Richard P. Dealy

Denise Merle

Joseph E. Reece

The foregoing Report of the Audit Committee of the Board of Directors will not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent we specifically incorporate this information by reference and will not otherwise be deemed to be filed with the SEC under such Acts.

74        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information provided to us with respect to beneficial ownership of shares of our common stock as of January 12, 2026 for:

(i)	each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock,
(ii)	each current director and nominee for director,
(iii)	each NEO, and
(iv)	all of our current directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
5% STOCKHOLDERS
Koch Industries, Inc.(2) 4111 East 37th Street North Wichita, Kansas 67220	7,034,609	16.81%
BlackRock, Inc.(3) 55 East 52nd Street New York, New York 10055	3,424,541	8.18%
The Vanguard Group(4) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	2,775,116	6.63%
SailingStone Capital Partners LLC(5) 100 Waugh Drive, Suite 600 Houston, TX 77007	4,772,073	11.41%
State Street Corporation(6) One Congress Street Suite 1 Boston, MA 02114	2,305,790	5.51%
M Partners Fund LP(7) 24 Shipyard Drive, Suite 102 Hingham, MA 02043	2,289,834	5.47%
DIRECTORS AND NAMED EXECUTIVE OFFICERS(6)
Edward Dowling Jr.	78,021	*
Peter Fjellman	8,321	*
Patrick Merrin	18,525	*
Benjamin Nichols	13,462	*
Amy Tills	-	-
Mark Frontczak(9)	-	-
Jennifer Hood(9)	-	-
Jeffery Cathey(9)	-	-
Gareth Joyce	43,118	*
Richard Dealy	43,557	*
Melissa Miller	43,152	*
Joseph Reece	113,649	*

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        75

Stock Ownership

Stock Ownership of Certain Beneficial Owners and Management

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
Lori Walker	58,715	*
Russell Ball	1,534	*
Denise Merle	1,568	*
Mark Roberts	1,544	*
David Safran	1,529	*
All current directors and executive officers as a group (17 persons)	426,695	1.02%
*	Each having less than 1% of our issued and outstanding common stock.
(1)	For purposes of this table, information as to the percentage of shares beneficially owned is calculated based on 41,841,851 shares of our common stock outstanding on January 12, 2026 The amounts and percentages of common stock beneficially owned are reported as determined by SEC rules and include voting or investment power with respect to the shares on the basis of SEC rules governing the determination of beneficial ownership of securities. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.
(2)	Based on a Schedule 13D/A filed by Koch Inc. (“Koch Inc.”) on August 2, 2024 for August 1, 2024, disclosing that Koch Inc has sole voting power over 7,034,609 shares of our common stock and sole dispositive power over 7,034,609 shares of our common stock which represented in aggregate 17.02% of our common stock at the time of filing. The Schedule 13D/A reports that beneficial owner subsidiaries of the parent holding company are KM&T Investment Holdings, LLC, Koch Minerals & Trading, LLC and Koch Solutions, LLC.
(3)	Based on a Schedule 13G/A Information Statement filed by BlackRock, Inc. on July 17, 2025 for June 30, 2025, disclosing that BlackRock, Inc. has sole voting power over 3,357,804 shares of our common stock and sole dispositive power over 3,424,541 shares of our common stock, which represented in aggregate 8.2% of our common stock at the time of filing.
(4)	Based on a Schedule 13G/A Information Statement filed by The Vanguard Group on October 30, 2025 for September 30, 2025, disclosing that The Vanguard Group has shared voting power over 238,593 shares of our common stock, sole dispositive power over 2,499,342 shares of our common stock and shared dispositive power over 275,774 shares of our common stock, which represented in aggregate 6.65% of our common stock at the time of filing.
(5)	Based on a Form 13G/A filed by SailingStone Capital Partners LLC on September 19, 2024 for August 28, 2024, disclosing that SailingStone Capital Partners LLC has shared voting power over 4,772,073 shares of our common stock and shared dispositive power over 4,772,073 shares of our common stock, which represented in aggregate 11.55% of our common stock at the time of filing.
(6)	Based on a Form 13G filed by State Street Corporation on November 10, 2025 for September 30, 2025, disclosing that State Street Corporation has shared voting power over 2,198,364 shares of our common stock and shared dispositive power over 2,305,790 shares of our common stock, which represented in aggregate 5.5% of our common stock at the time of filing.
(7)	Based on a Form 13G filed by M Partners Fund LP on November 18, 2025 for November 11, 2025, disclosing that M Partners Fund LP has shared voting power over 2,289,834 shares of our common stock and shared dispositive power over 2,289,834 shares of our common stock, which represented in aggregate 5.49% of our common stock at the time of filing.
(8)	For our NEOs, the number of shares beneficially owned includes beneficial ownership of stock options that were exercisable as of January 12, 2026 or within 60 days thereafter (as listed below), RSUs that vest within 60 days of January 12, 2026 (as listed below) and shares of our common stock held in employees’ 401(k) accounts. For our directors, the number of shares beneficially owned includes RSUs that vest within 60 days of January 12, 2026 (as listed below) and DSUs that vest within 60 days of January 12, 2026 (as listed below).
(9)	Ms. Frontczak, Ms. Hood, and Mr. Cathey are no longer a reporting person of the Company, so their beneficial ownership is not publicly available.

Directors and Named Executive Officers	Stock Options	RSUs and PSUs	DSUs
Edward Dowling Jr.	-	22,350	-
Peter Fjellman	-	8,321	-
Patrick Merrin	-	18,525	-
Benjamin Nichols	-	-	-
Amy Tills	-	-	-
Gareth Joyce	-	11,905	-
Richard Dealy	-	11,905	-
Melissa Miller	-	11,905	-
Joseph Reece	-	-	22,322
Lori Walker	-	11,905	-
Russell Ball	-	-	-
All current directors and executive officers as a group (14 persons)	-	96,816	22,322

76        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Stock Ownership

Delinquent Section 16(a) Reports

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the SEC reports of their ownership of our common stock and furnish us with copies of these reports.

Based solely on a review of the copies of the reports furnished to us and written representations from our directors and executive officers that no additional reports were required, we believe that during fiscal 2025 all of our directors and executive officers complied with all applicable Section 16(a) filing requirements on a timely basis, with the following exceptions. Due to administrative error, a late Form 4 was filed for Ashley Ward related to RSUs issued on October 15, 2024, a late Form 4 was filed for Peter Fjellman related to RSUs issued on January 28, 2025, a late Form 4 was filed for Benjamin Nichols related to RSUs issued on May 13, 2025, and a late Form 3 and Form 4 were filed for Amy Tills related to her appointment as Chief Human Resources Officer and RSUs issued on September 11, 2025.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        77

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

2026 Annual Meeting of Stockholders

WHEN Thursday, March 5, 2026 9:00 a.m. Central Time	VIRTUAL MEETING www.virtualshareholdermeeting ..com/CMP2026	RECORD DATE Only stockholders of record as of the close of business on January 12, 2026, may vote	VOTING Stockholders of record are entitled to one vote per share of common stock

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to consider and act upon the following proposals:

Items of business
1	Elect 9 director nominees, each for a one-year term
2	Approve, on an advisory basis, the compensation of our named executive officers
3	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026
4	Consider any other business that may properly come before the meeting and any postponement or adjournment of the meeting

Members of our management team and representatives of KPMG are expected to attend the Annual Meeting and be available to respond to questions from stockholders.

Who may attend the Annual Meeting?

All our stockholders as of the record date January 12, 2026, may attend the Annual Meeting.

Who is entitled to vote?

The record date for the meeting was January 12, 2026. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 41,481,451 shares of our common stock outstanding.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of printed proxy materials?

In accordance with rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders. The Notice of Internet Availability explains how all stockholders can access the proxy materials on the internet or request to receive a printed set of the proxy materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email in future years. Our proxy materials are also available on our website at www.compassminerals.com.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

You may receive more than one Notice of Internet Availability or proxy card if your shares are held in more than one account at our transfer agent or with banks or brokers. Please be sure to vote all of your shares.

78        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Questions and Answers about the Annual Meeting

2026 Annual Meeting of Stockholders

How can I request and receive a paper or email copy of the proxy materials?

You may request and receive a paper or email copy of the proxy materials at no cost:

In each case, you will need your 16-digit control number included on your Notice of Internet Availability to request the materials.

How do I vote if my shares are held in “street name”?

If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the Notice of Internet Availability is being forwarded to you by your bank or brokerage firm (the “record holder”). If you request printed copies of the proxy materials by mail, you will receive a voting instruction form from the record holder.

As a beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to follow your instructions. If you do not give instructions to your bank or brokerage firm, it will only be entitled to vote your shares with respect to Proposal 3—to ratify the appointment of KPMG as our independent registered accounting firm for fiscal 2026—and will not be permitted to vote your shares with respect to Proposals 1 and 2. If you do not give voting instructions and your record holder cannot vote your shares, your shares will be considered “broker non-votes.” It is important that you vote or direct the voting of your stock to ensure your shares are counted.

As the beneficial owner of shares, you are invited to attend the Annual Meeting. You will need the 16-digit control number included on your Notice of Internet Availability or on the instructions that accompanied your proxy materials to attend or vote at the Annual Meeting.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, via webcast or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, a majority vote of the stockholders who are represented at the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given unless the adjourned meeting is more than 30 days later or a new record date is fixed.

How do I attend, participate in and vote during the Annual Meeting?

The Annual Meeting will be accessible through the internet. We will be holding the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/CMP2026.

We have worked to offer the same participation opportunities as were provided at our past in-person meetings while making participation available to all stockholders with internet connectivity, regardless of their location.

To be admitted and to participate in the Annual Meeting at www.virtualshareholdermeeting.com/CMP2026, you will need the 16-digit control number included on your Notice of Internet Availability, your proxy card or the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if your plans change.

This year’s stockholder question and answer session will include questions submitted in advance of the Annual Meeting and questions submitted live during the Annual Meeting. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/CMP2026.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement        79

Questions and Answers about the Annual Meeting

2026 Annual Meeting of Stockholders

What if I do not return my proxy and do not attend the Annual Meeting?

If you are a record holder (that is, your shares are registered in your own name with our transfer agent) and you do not vote your shares, your shares will not be voted at the Annual Meeting.

If you hold your shares in “street name,” and you do not give your bank, broker, or other holder of record specific voting instructions for your shares at the Annual Meeting, your record holder can vote your shares on the ratification of the independent registered accounting firm (Proposal 3). However, your record holder cannot vote your shares without your specific instructions on the other proposals (Proposals 1 and 2) so it is important that you provide such voting instructions.

How to Vote

Stockholders of Record		Beneficial Owners
Have your Notice or proxy card in hand and follow the instructions.		If you are a beneficial owner and your shares are held by a bank, broker or other nominee, you should follow the instructions provided to you by that firm. Although most banks and brokers now offer voting by mail, telephone and on the Internet, availability and specific procedures will depend on their and specific procedures will depend on their voting arrangements.
BY TELEPHONE	Dial toll-free, 24/7, 1-800-690-6903
BY INTERNET	Visit, 24/7, www.proxyvote.com
BY MAIL	Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope
BY MOBILE DEVICE	Scan the QR code
ONLINE DURING THE ANNUAL MEETING	Vote online during the Annual Meeting at www.virtualshareholdermeeting.com/CMP2026
The deadline to vote by phone or electronically is 11:59 p.m. Eastern Time on March 4, 2026. If you vote by phone or electronically, you do not need to return a proxy card.

Who will count the votes?

Broadridge Financial Services, Inc. will tabulate the votes.

80        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

Questions and Answers about the Annual Meeting

2026 Annual Meeting of Stockholders

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote:

Agenda Item		Board Recommendation	Page Reference
1	Elect 9 director nominees, each for a one-year term	FOR each Director Nominee	16
2	Approve, on an advisory basis, the compensation of our named executive officers	FOR	37
3	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026	FOR	71

What if I return a signed proxy card but do not specify how my shares are to be voted?

If you grant your proxy but do not provide voting instructions, the individuals designated as your proxies will vote your shares as follows:

Agenda Item		Your Vote Will Be Considered Cast as
1	Elect 9 director nominees, each for a one-year term	FOR each Director Nominee
2	Approve, on an advisory basis, the compensation of our named executive officers	FOR
3	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026	FOR

How can I revoke my proxy or change my vote?

You may change your vote ahead of the annual meeting by telephone by dialing 1-800-690-6903 or on the internet by visiting www.proxyvote.com. You may revoke your proxy or change your vote during the annual meeting at www.virtualshareholdermeeting.com/CMP2026.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement    81

Questions and Answers about the Annual Meeting

2026 Annual Meeting of Stockholders

What are the voting requirements to approve each of the proposals, and how will broker non-votes and abstentions be treated?

Agenda Item		Votes Required	Abstentions	Broker Non-Votes
1	Elect 9 director nominees, each for a one-year term	Affirmative vote of a majority of the votes cast (number of votes cast FOR exceeds the votes cast AGAINST)	No effect	Not taken into account
2	Approve, on an advisory basis, the compensation of our named executive officers	Affirmative vote of a majority of the shares present	Counted as AGAINST	Not taken into account
3	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026	Affirmative vote of a majority of the shares present	Counted as AGAINST	Not applicable

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K filed with the SEC no later than March 11, 2026. After the Form 8-K is filed, you may obtain a copy by visiting our website.

82        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

ADDITIONAL FILINGS AND INFORMATION

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until one or more of these stockholders notify us that they want to receive separate copies. Stockholders who participate in householding will continue to vote their shares separately.

Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding. If you wish to revoke a consent to householding obtained by a broker, dealer or bank that holds shares for your account, you may do so by calling Broadridge, toll-free at 1-800-542-1061. You will need your 16-digit control number. You may also write to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or contact your broker, bank or other intermediary.

Broadridge Householding Department 51 Mercedes Way Edgewood, New York 11717

toll-free 1-800-542-1061

If you are a stockholder of record and receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our proxy materials mailed to you, please submit a request to:

Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210

1-913-344-9200

We will promptly send you what you have requested. You can also contact us at the address above if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

Our SEC filings are available without charge through our website at www.compassminerals.com. Additional copies of the Company’s Fiscal 2025 Annual Report to Stockholders are available upon a written request to:

Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210

Proxy Solicitation

We will bear the entire cost of this proxy solicitation. We have retained a proxy solicitation firm, Innisfree M&A Incorporated, to help our Board solicit proxies. We expect to pay approximately $17,500 plus out-of-pocket expenses for their help. Solicitation of proxies is also being made by management at the direction of our Board, without additional compensation, through the mail, in person or by telephone. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement    83

Additional Filings and Information

Stockholder Proposals and Nominations for Our 2027 Annual Meeting

Stockholder Proposals and Nominations for Our 2027 Annual Meeting

Any stockholder who intends to present a proposal or submit a nominee for election to our Board at our 2027 annual meeting of stockholders must deliver the proposal or nomination notice to:

Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be received no later than September 25, 2026 and satisfy the requirements of Rule 14a-8 in order to be included in our Proxy Statement for our 2027 annual meeting.

Stockholder proposals not made under Rule 14a-8 and stockholder notices for nominations not to be included in our annual Proxy Statement must be received between September 25, 2026 and December 5, 2026, and satisfy the requirements of our Bylaws in order to be presented at our 2027 annual meeting. However, if the 2027 annual meeting is held more than 30 days before or after the anniversary of the 2026 annual meeting, then to be timely the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2027 annual meeting and not later than the close of business on the 90th day prior to the 2027 annual meeting or, if later, the 10th day following the day on which we first make a public announcement or disclosure of the date of such meeting.

Stockholder notices for nominations to be included in our annual Proxy Statement pursuant to our Bylaws must be submitted to the Secretary between August 26, 2026 and September 25, 2026, in order to be included in our Proxy Statement for our 2027 annual meeting. The notice must set forth the information required for nominations not intended for inclusion in our Proxy Statement along with other information required by the proxy access provisions of our Bylaws. However, if the 2027 annual meeting is not scheduled to be held more than 30 days before or after the anniversary of the 2026 annual meeting, then the stockholder’s nomination notice must be delivered by the later of the close of business on the 180th day prior to the 2027 annual meeting or the 10th day following the day on which we first make a public announcement or disclosure of the date of such meeting.

By Order of the Board of Directors,

January 23, 2026

James D. Hughes

Vice President, General Counsel
and Corporate Secretary

84        COMPASS MINERALS INTERNATIONAL, INC. // 2026 Proxy Statement

9900 W. 109TH ST. SUITE 100 OVERLAND PARK, KS 66210 compassminerals.com ©2026 Compass Minerals. All rights reserved.

COMPASS MINERALS INTERNATIONAL, INC.
9900 WEST 109th ST., SUITE 100
OVERLAND PARK, KS 66210

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 4, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CMP2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 4, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY 401K STOCKHOLDERS
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V82823-P44516	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMPASS MINERALS INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR each of the following nominees:

1.	Elect nine director nominees, each for a one-year term.		For	Against	Abstain

	1a)	Edward C. Dowling, Jr.	☐	☐	☐

	1b)	Richard P. Dealy	☐	☐	☐

	1c)	Gareth T. Joyce	☐	☐	☐

	1d)	Melissa M. Miller	☐	☐	☐

	1e)	Joseph E. Reece	☐	☐	☐

	1f)	Mark Roberts	☐	☐	☐

	1g)	David Safran	☐	☐	☐

	1h)	Russell Ball	☐	☐	☐

	1i)	Denise Merle	☐	☐	☐

The Board of Directors recommends that you vote FOR Proposals 2 and 3:		For	Against	Abstain

2.	Approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

3.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026.	☐	☐	☐

In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as representative, please give full title and attach papers showing authority, unless previously provided. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V82824-P44516

COMPASS MINERALS INTERNATIONAL, INC.
Annual Meeting of Stockholders
March 5, 2026 at 9:00 a.m. Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints JAMES D. HUGHES and JARED M. CAMPBELL, and each of them with full power of substitution, proxies of the undersigned to vote the shares of common stock of Compass Minerals International, Inc. (“Compass Minerals”), at the Annual Meeting of Stockholders to be held online at www.virtualshareholdermeeting.com/CMP2026 on Thursday, March 5, 2026 at 9:00 a.m. Central Time, and at any postponements or adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the Annual Meeting and at any postponements or adjournments thereof.

If more than one of the above named proxies shall be present virtually or by substitution at such meeting or at any postponement or adjournment thereof, the majority of said proxies so present and voting, virtually or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR each of the nominees, FOR Proposal 2, FOR Proposal 3 and as said proxies deem advisable on such other matters as may properly come before the meeting and any postponements or adjournments thereof.

COMPASS MINERALS INTERNATIONAL, INC.
9900 WEST 109th ST., SUITE 100
OVERLAND PARK, KS 66210

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 4, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CMP2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 4, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY 401K STOCKHOLDERS
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V82825-P44516	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMPASS MINERALS INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR each of the following nominees:

1.	Elect nine director nominees, each for a one-year term.		For	Against	Abstain

	1a)	Edward C. Dowling, Jr.	☐	☐	☐

	1b)	Richard P. Dealy	☐	☐	☐

	1c)	Gareth T. Joyce	☐	☐	☐

	1d)	Melissa M. Miller	☐	☐	☐

	1e)	Joseph E. Reece	☐	☐	☐

	1f)	Mark Roberts	☐	☐	☐

	1g)	David Safran	☐	☐	☐

	1h)	Russell Ball	☐	☐	☐

	1i)	Denise Merle	☐	☐	☐

The Board of Directors recommends that you vote FOR Proposals 2 and 3:		For	Against	Abstain

2.	Approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

3.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026.	☐	☐	☐

In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as representative, please give full title and attach papers showing authority, unless previously provided. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V82826-P44516

COMPASS MINERALS INTERNATIONAL, INC.
Annual Meeting of Stockholders
March 5, 2026 at 9:00 a.m. Central Time

VOTING INSTRUCTIONS - COMPASS MINERALS INTERNATIONAL, INC.

CONFIDENTIAL VOTING INSTRUCTIONS TO FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE UNDER THE COMPASS MINERALS INTERNATIONAL, INC. SAVINGS PLAN

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to common stock of Compass Minerals International, Inc. (“Compass Minerals”) held by the Trustee and allocated to the account shall be exercised at the Annual Meeting of Stockholders to be held on March 5, 2026, or any postponements or adjournments thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting of Stockholders and matters incidental to such meeting.

I understand that if the voting instruction card is not returned, or if I do not vote the shares via the telephone or Internet by March 3, 2026, the Trustee cannot vote the shares allocated to the account.

IMPORTANT: PLEASE SIGN, DATE, AND RETURN THE VOTING INSTRUCTION CARD BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE. DO NOT RETURN THIS CARD TO COMPASS MINERALS INTERNATIONAL, INC. AS YOUR VOTE IS CONFIDENTIAL.